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                                                                   EXHIBIT 10.30

                          PROFIT SHARING PLAN AND TRUST



                    AS SPONSORED BY PACIFIC CONSULTING GROUP



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                            DEFINED CONTRIBUTION PLAN

                                Table of Contents


Article I ...................................Adoption Agreement

Article II...................................Definitions

Article III..................................Participation and Vesting

Article IV...................................Employer Contributions and Voluntary
                                             Non-deductible Employee Contributions

Article V....................................Elective Deferrals

Article VI...................................Allocation of Employer Contributions and
                                             Limitations on Contributions and Benefits

Article VII..................................Top-Heavy Rules

Article VIII.................................Payment of Benefits

Article IX...................................Life Insurance Policies and Contracts

Article X....................................Miscellaneous

Article XI...................................Loans to Participants

Article XII..................................Trust and Administration

Article XIII.................................Limitation on Employee Contributions and
                                             Matching Employer Contributions

Article XIV..................................Distribution of Excess Deferrals

Article XV...................................Distribution of Excess Contributions

Article XVI..................................Distribution of Excess Aggregate Contributions

Article XVII.................................Integration with Social Security

Article XVIII................................Eligible Rollovers



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                                    ARTICLE I



                              DEFINED CONTRIBUTION

                                  PLAN & TRUST

                               ADOPTION AGREEMENT

















                       Company Name:    CRL Network Services, Inc.

                       Address:         One Kearny Street, Suite 1450

                                        San Francisco, CA 94108

                       Telephone #:     (415) 837-5300

                       EIN #:            68-0312353

                       Plan #:           001


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The undersigned (X) incorporated ( ) unincorporated Employer hereby adopts the
Pacific Consulting Group Prototype Plan and Trust Agreement, and elects the following and said elections shall override the language of the Basic Plan Document if there is a conflict:

        (1)     Type of Plan shall mean a:

                (A)( )  Profit Sharing Plan.

                (B)(X) Profit Sharing/401(k) Plan (if elected CODA Adoption Agreement must be completed).

        (2)     Effective Date and Plan Year means the Employer:

                (A)(X)  Establishes a new Plan and Trust on this Effective
                        Date of the Plan which is January 1, 1997. The first Plan Year shall begin on the Effective Date and end on December 31, 1997. Subsequent Plan Years shall be the 12 consecutive month period beginning January 1, and each anniversary thereafter.

                (B)( ) Amends and restates in its entirety a previously established qualified Plan and Trust of the Employer which has an Effective Date of ____________________, 199 . Except as specifically provided in the Plan, the Effective Date of this amendment and restatement is _____________________________. The Plan Year shall be the 12 consecutive month period beginning on ___________________ and each anniversary thereafter.

        (3) Any Life Insurance Purchased by the Plan shall start on _______n/a___________, 199 and for any subsequent Contracts shall be
__n/a________, 199  and the 12 consecutive month period beginning on ___ n/a
______________ and each anniversary thereafter.

        (4) Compensation

                (A)     Compensation shall be determined on the basis of:
                        (choose one)

                        (1)(X)  Plan Year

                        (2)( )  Calendar Year

                (B) Compensation shall exclude Employer contributions made pursuant to a Salary Savings Agreement under:

                        (1)( )  A Cash or Deferred Arrangement under Code
                                Section 401(k) or Simplified Employee Pension under Code Section 402(h) (1) (B)



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                        (2)( )  A flexible benefit plan under Code Section
                                125.

                        (3)( )  A tax deferred annuity under Code Section 4C3
                                (b)

                (C) If the Employer chooses a non-integrated formula, Compensation will exclude:

                        (1)( )  overtime.

                        (2)( )  bonuses.

                        (3)( )  commissions.

                        NOTE: These exclusions will not be considered for purposes if IRC Section 415.

               (D)      Maximum Compensation

                        For the purposes of the Plan, Compensation shall be limited to $160,000.00, the maximum amount which will be considered for Plan purposes. This maximum amount shall not exceed $160,000.00 as adjusted.

                        NOTE: Any exclusion of Compensation must satisfy the requirements of Section 1.401(a) (4) of the Income Tax Regulations and Code Section 414(5) and the regulations thereunder.

        (5)     Normal Retirement Age

                Normal Retirement Age of a Participant shall be: (choose one)

                (A)( )  His 65th birthday (not to exceed 65th).

                (B)( ) The earlier of his _______ birthday and the first day of the Plan Year within ________ months of his 65th birthday.

                (C)(X) The later of his 65th birthday (not to exceed 65th) and the 5th anniversary of his participation (not to exceed five)

        (6)     Eligibility for Participation

        Each Employee shall be eligible for participation in the Plan upon meeting the following eligibility requirements:

        (A)     Age and Service Requirements

                (1)( )  No age or service required



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

                (2)(X)  Service Requirements

                        A.      ( )None

                        B.      ( )1/2 year of Service

                        C.      ( )1 year of Service

                        D. (X)Other: 1/4 year of service (not to exceed 12 months)

                (3)(X)  Age Requirements

                        A.      (X)None

                        B.      ( )18

                        C.      ( )20.5

                        D.      ( )21

        (B)     Effective Date of Participation or Entry Date:

                An Employee who satisfies the conditions of eligibility shall participate in the plan not later than:

               (1)( ) the first day of the Plan Year in which the eligible employee satisfies the conditions for eligibility

               (2)( ) the first day of the Plan Year next following the day on which the Eligible Employee satisfies the conditions for eligibility. (Requires Minimum Service of 6 months and Age 20.5 Years in 6(A) above)

               (3)( ) the earlier of the first day of the Plan Year, or the first day of the 7th month of the Plan Year, next following the date on which the Eligible Employee satisfies the conditions for eligibility

               (4)(X) the earlier of the first day of the Plan Year, or the first day of the 4th, 7th, or 10th month, next following the date on which the Eligible Employee satisfies the conditions for eligibility.

               (5)( ) the earlier of the first day of the month next following the date on which the Eligible Employee satisfies the conditions of eligibility.

        (C)     Hours of Service Computation

                Hours of Service shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan. (choose one)



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                (1)(X)  On the basis of actual hours for which an Employee is paid or entitled to payment.

                (2)( )  On the basis of days worked.

                        An Employee shall be credited with ten (10) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the day.

                (3)( )  On the basis of weeks worked.

                        An Employee shall be credited with forty-five (45) Hours of Service if such Employee would be credited with at least one Hour of Service during the week.

                (4)( )  On the basis of semi-monthly payroll periods.

                        An Employee shall be credited with ninety-five (95) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

               (5)( )   On the basis of months worked-

                        An Employee shall be credited with one hundred ninety
                        (190) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the month.

        (D) The classification of Employee(s) eligible for participation will be: (choose one)

                (1)( )  All.

                (2)(X)  All except

                        ( )     Salaried.

                        (X)     Hourly

                        ( ) Employees covered by a collective bargaining agreement between the Employer and Employee Representatives under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the employer.

        Other (specify)______________________



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

        NOTE: Any election to exclude salaried, hourly, or other shall be made in a manner to assure compliance with IRC 410(b) and 401(a) (26).

        (E) Service with a predecessor Employer, including a sole proprietor or partnership, which did not maintain this Plan shall be considered to be service with the Employer for purposes of determining:

                (1)( )  Eligible Service

                (2)( )  Vested Service

                (3)(X)  None of the above.

        (7)     Employer Contribution and Allocation Formula Amount

        (A) The amount of the Employer's annual contribution to the Trust will equal:

                (1)(X) The amount (or additional amount) the Employer may from time to time deem advisable.

                (2)( ) ___________% of the Compensation of all Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. (may not exceed 15%)

                (3)     % of Net Profits but no more than $ ____________.

                (4)( ) This is a frozen Plan effective ______________. The Employer will not contribute to the Plan with respect to any period following the stated date.

        (B) Contribution Allocation. Employer Contributions will be allocated in accordance with the method selected below.

                (1)( )   Nonintegrated Contribution and Allocation Formula.
                        (see Minimum Contributions under Top-Heavy Plans at
                        Section 6.01(a).)

                        The Employer shall allocate Employer Contributions (and Participant forfeitures) in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for that Plan Year.

                (2)(X) Integrated Allocation Formula-Maximum Disparity. The Employer will allocate the annual Employer Contributions and participant forfeitures, if any, in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, must not exceed the applicable percentage listed under the Maximum Disparity Table contained in Article XVII. If the Plan is top-heavy, then step one and two of Article XVII must be allocated before this allocation is made

                        The Employer will then allocate any remaining Employer Contributions and Participant forfeitures, if any, in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

                        For purposes of this section, "Excess Compensation" means Compensation in excess of the following Integration Level:

                        The Integration Level is equal to:

                        (X)     The taxable wage base.

                        ( ) $_____ (a dollar amount less than the wage base)

                        ( )     ________% of the tax wage base (not to exceed
                                100).

        (8)     Employee Contributions

                (A) Employee Voluntary Contributions ( ) shall (X) shall not be permitted.

                (B) Employee Roll-Over Contributions (X) shall ( ) shall not be permitted.

        (9) In the event of the termination of employment or participation of a Participant prior to his normal Retirement Age, his vested interest in that portion of his Participant's Account derived from Employer Contributions shall be:

                (A)     Vesting Schedule (choose one)

                (1)( ) If such termination should occur prior to the completion of three (3) Years of Service, the Participant shall be entitled to no vested interest. If such termination occurs after the completion of three
                        (3) Years of Service the Participant shall have a vested interests determined under the following table:

                        % after                           3 Years of Service
                                                          (not less than 20%)

                        % after                           4 Years of Service
                                                          (not less than 40%)



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

                        % after                           5 Years of Service
                                                          (not less than 60%)

                        % after                           6 Years of Service
                                                          (not less than 80%)

                        % after                           7 Years of Service
                                                          (not less than 100%)

                (2)( ) If such termination should occur prior to the completion of five (5) Years of Service, the Participant shall be entitled to no vested interest. If such termination occurs after the completion of five (5) Years of Service, the Participant shall have a vested interest determined under the following table:

                        100% after                        5 Years of Service

                (3)(X)  5 % after 1 Year of Service

                        10 % after                        2 Years of Service

                        20 % after                        3 Years of Service
                                                          (not less than 20%)

                        40 % after                        4 Years of Service
                                                          (not less than 40%)

                        60 % after                        5 Years of Service
                                                          (not less than 60%)

                        80 % after                        6 Years of Service
                                                          (not less than 80%)

                        100 % after                       7 Years of Service
                                                          (not less than 100%)

                (4)( )  100%

                        If the Vesting Schedule contained under (A)l or (A)2 is not selected, than any other Vesting Schedule selected must vest as quickly as the later of either (A)l or (A)2 at every point in time.

        (B)     TOP HEAVY VESTING SCHEDULE

        In the event the Plan shall be determined to be a Top-Heavy, the following vesting schedule shall apply not withstanding the vesting schedule elected above:

                (1)( )  100% vesting after Years of Service (no more than 2)

                (2)(X) A Participant's right to a nonforfeitable percentage of his Participant's Account derived from Employer Contributions shall be determined under the following table:

                        10 % after                        1 Years of Service

                        20 % after                        2 Years of Service
                                                          (not less than 20%)

                        40 % after                        3 Years of Service
                                                          (not less than 40%)

                        60 % after                        4 Years of Service
                                                          (not less than 60%)

                        80 % after                        5 Years of Service
                                                          (not less than 80%)

                        100 % after                       6 Years of Service
                                                          (not less than 100%)

(10) For purposes of Section 9 of the Adoption Agreement, Years of Service shall include all Years of Service with the Employer or Employers which have maintained the Plan, Provided, however, that Years of Service shall not include:

                (A)( )  Years of Service before Age 18.

                (B)( ) Years of Service with an Employer during any period for which the Employer did not maintain the Plan or a predecessor plan.

                (C)( ) Years of Service with an Employer during any period for which the Employer was not a Plan Participant.

(11)    Retirement prior to Normal Retirement Age (choose one)

                (A)(X) Will be permitted upon the attainment of Age 55 and the completion of 10 Years of Service.

                (B)( )  Will not be permitted.

(12) A Participant whose employment is terminated before the end of a Plan Year but after he has completed 1000 Hours of Service for such Plan
        Year:

                (A)( )  shall share in Employer Contributions for such Plan
                        Year.

                (B)(X) shall not share in Employer contributions for such Plan Year.



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

(13)    The Employer designates James Couch as said trustee(s)

(14)    The Employer designates CRL Network Services as Plan Administrator.

(15) The Employer is because of Code Section 415 and 416 required to aggregate the following Plans NONE _________________________. The employer is required to request a letter of determination for this and the other Plan(s) that are aggregated

(16) The following rates and mortality table shall be used to compute accrued benefits for top-heavy purposes of aggregated plans:

        ( )     _______________ % interest, or

        (X) the P.B.C.G. rate in effect at the time of distribution; 1984 Unisex Mortality Table.

                               NATURE OF THE PLAN

        A. The Employer hereby adopts this Defined Contribution Plan & Trust Agreement, hereinafter the "Plan". This Plan is create for the purpose of providing the Employee(s) with retirement benefits in accordance with Code Sections 401 through 417 of the Internal Revenue Code, as amended.

        B. Following the execution of this Defined Contribution Plan and Trust Agreement, the Employer shall apply as a qualified nondiscriminatory retirement plan for the exclusive benefit of the Plan Participants. The sponsoring organization shall inform the adopting employer of any and all amendments or discontinuance of this Plan. Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. An adopting Employer may not rely on the notification letter with respect to the qualification of this Plan and must apply to the key district director for a letter of determination in order to obtain reliance. This adoption agreement can only be used with the Basic Plan Document of this Plan. If the employer fails to attain or retain qualification, this Plan will no longer be considered a prototype plan and will be considered an individually designed plan. The Regional Prototype Sponsor may amend any part of this Plan.

        IN WITNESS WHEREOF, the Employer and the trustee(s) have caused this instrument to be executed.

Dated:   9/19/97                            By: /s/
      ----------------------------             ---------------------------------
                                                Employer

                                            By: /s/
                                               ---------------------------------
                                                Trustee

                                            By:
                                               ---------------------------------
                                                Trustee

Approved as to form by counsel:


---------------------------------
Attorney at Law

                             CODA ADOPTION AGREEMENT

[X] Check here and complete the provisions below if Elective Deferrals are permitted under this plan.

SECTION I: EMPLOYER CONTRIBUTIONS UNDER THE CODA ADOPTION AGREEMENT

1.1. The employer may make contributions to the CODA without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan year.

[X] check here if applicable.

SECTION II: ELECTIVE DEFERRALS

2.1. A participant may elect to have his or her Compensation reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Plan Administrator.

[X] a. An amount not in excess of [15%] of a Participant's Compensation.

[ ] b.  An amount not in excess of $_________ of a Participant's Compensation.

No Participant shall be permitted to have Elective Deferrals made under this plan during any calendar year in excess of $7,000.00 multiplied by the Adjustment Factor, as set out in IRC Section 402 (g)

2.1. (a) A Participant may elect to commence Elective Deferrals on January 1, April 1, July 1, and October 1. Such election shall become effective as of the first pay period following the pay period during which the Participant's election to commence Elective Deferrals was made, or as soon as administratively feasible thereafter.

2.1. (b) A Participant's election to have Elective Deferrals made pursuant to a salary reduction agreement shall remain in effect until modified or terminated. A participant may modify the amount of Elective Deferrals as of January 1, April 1, July 1, and October 1. Such election shall become effective as of the first pay period following the pay period during which the Participant's election to modify Elective Deferrals was made, or as soon as administratively feasible thereafter.

2.2. A Participant may base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the CODA or received by the Participant in cash.

2.2. (a) A Participant shall be afforded a reasonable period to elect to defer amounts described in Section 2.2 above. Such election shall become effective as of the next pay period following the pay period during which the Participant's election to make such Elective Deferrals was made, or as soon as administratively feasible thereafter.

2.3. A Participant shall designate the amount and frequency of his or her Elective Deferrals in the form and manner specified by the Plan Administrator.

SECTION III:   QUALIFIED NON-ELECTIVE CONTRIBUTIONS

3.1. The Employer [ X ] will [ ] will not make Qualified Non-elective Contributions to the plan. If the Employer does make Qualified Non-elective Contributions to the Plan, then the amount or such Contributions to the plan for each Plan Year shall be [elect one]

[ ] a. [_____] percent (not to exceed 15 percent) of the Compensation for all Participant's eligible to share in the allocation.

[X] b. An amount as determined by the Employer.

Allocation of Qualified Non-elective Contributions shall be made in accordance with Section IV below.

SECTION IV: ALLOCATION OF QUALIFIED NON-ELECTIVE CONTRIBUTIONS

4.1. Allocations of Qualified Non-elective Contributions to each Participant's account shall be made in the ratio in which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

SECTION V: LIMITATIONS ON CONTRIBUTIONS

5.1. Amounts that are contributed or allocated to the accounts of each Participant under the Plan must not, when aggregated with amounts that are contributed or allocated to the accounts of each Participant under any other Plan or Plans in accordance with the provisions of the underlying Plan document, exceed the limits as otherwise required under Section 415 of the Code and the regulations thereunder.

SECTION VI: MATCHING CONTRIBUTIONS (Required)

6.1. The employer [ X ] will [ ] will not make Matching Contributions to the plan on behalf of Participants who make elective Deferrals. Complete Sections 6.2, 6.3, 6.4, and 9.1, of this Adoption Agreement if Matching Contributions will be made to the Plan.

6.2. The Employer will make Matching Contributions to the Plan on behalf of:

[X] a. All Participants who make elective Deferrals.

[ ] b. All Participants who are Non-highly Compensated Employees and who make Elective Deferrals.

6.3. Matching Contributions will be:

[ ]  a.  Non-forfeitable when made.

[X] b. Subject to the vesting schedule applicable to Employer Contributions, other than Elective Deferrals and Qualified Non-elective Contributions, under the Plan.

6.4. The amount of such Matching Contributions made on behalf of each Participant as specified in Section 6.2 of this Adoption Agreement shall be:

[ ]  a.  [  ] percent of the Elective Deferral made for each Plan Year.

[X] b. Equal to a discretionary percentage, to be determined each year by resolution of the Employer, of the Elective Deferral of the Participant.

[ ] c. [ ] percent of the Elective Deferral which does not exceed [ ] percent of a Participant's Compensation or [$__________].

For the purposes of this section, those contributions shall not discriminate in favor of highly compensated employees (within the meaning of IRC Section 414
(q)).

SECTION VII: QUALIFIED MATCHING AND QUALIFIED NON-ELECTIVE CONTRIBUTIONS

7.1. Qualified Matching Contributions and Qualified Non-elective Contributions may be taken into account as Elective Deferrals for Purposes of Calculating the Actual Deferral Percentages. In determining Elective Deferrals for the purpose of the ADP Test, the employer shall include [ELECT AS APPROPRIATE]:

[ ] a.  Qualified Matching Contributions

[X] b. Qualified Non-elective Contributions

under this plan or any other plan of the employer, as provided by regulations under the Code.

7.2. The amount of Qualified Matching Contribution made under Article 5.05 of this CODA and taken into account ad Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

[ ] a.  All such Qualified Matching Contributions.

[ ] b. Such Qualified Matching Contributions that are needed to meet the Actual Deferral Percentage test stated in Article 5.05 of the Plan.

7.3. The amount of Qualified Non-Elective Contributions made under Article 5.05 of this Plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

[X] a.  All such Qualified Non-elective Contributions.

[ ] b. Such Qualified Non-elective Contributions that are needed to meet the Actual Deferral Percentage test stated in Section 5.6 of the Plan.

SECTION VIII:  CLAIMS FOR EXCESS ELECTIVE DEFERRALS

8.1. Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by March 1.

SECTION IX: FORFEITURES

9.1.    Forfeitures of Excess Aggregate Contributions shall be:

[ ] a.  Applied to reduce Employer Contributions.

[X] b. Allocated, after all other forfeitures under the Plan, to each Participant's Matching Contribution account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

SECTION X: EFFECTIVE DATE (REQUIRED)

10.1. The provisions of this CODA Adoption Agreement Amendment will be effective as of January 1, 1997

Dated:   9/19/97                            By: /s/
      ----------------------------             ---------------------------------
                                                Employer

                                            By: /s/
                                               ---------------------------------
                                                Trustee

                                            By:
                                               ---------------------------------
                                                Trustee

                            ARTICLE II -- DEFINITIONS

        2.01

        "Account or Accounts" shall mean the Profit-Sharing Plan Contribution Account, Tax Sheltered Savings Account, Employer Contribution Account, Employee contribution, or any other Account the Trustee(s) establish to accept Employer Contributions or Employee contributions, and income or loss, if any, to the Plan or Plans established under the Adoption Agreement(s) completed in connection with the Basic Plan Document under Section 4.03(a), or (b) the Voluntary Contribution Account to be established by the Trustees under Section 4.06 for each Participant who makes voluntary contributions under Section 4.04, or (c) both Accounts.

        2.02

        "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

        2.03

        "Adoption Agreement" means Article I of the Plan and the CODA Adoption Agreement, if applicable.

        2.04

        "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with the Employer; and organization whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

        2.05

        "Allocation Date" means the last day of the Plan year.

        2.06

        "Anniversary Date" means the first day of the plan year, and the same day and month of each following year.

        2.07

        Average Compensation shall be determined as if the Participant's Compensation during the most current Limitation Year remained the same until his Normal Retirement Date.

        2.08

        "Basic Plan Document" means Article II through XVII of this Plan. This Plan is the Basic Plan Document, the Adoption Agreement, and the CODA Adoption Agreement, if applicable.

        2.09

        "Beneficiary" means a person or persons designed by or otherwise entitled upon a Participant's death, to receive any benefits or payments under the terms of this Plan.

        2.10

        "Break In Service" means:

                (a) for purposes of vesting, any Plan Year during which not more than five hundred (500) Hours of Service are completed by an Employee, and

                (b) For purposes of eligibility, any twelve consecutive month period beginning on an Employee's Date of Hire and anniversaries thereof during which not more than five hundred (500) Hours of Service are completed by an Employee.

        2.11

        "Code" means the Internal Revenue Code of 1986 and amendments thereto.

        2.12

        "Compensation" shall mean a participant's earned income, wages, salaries, and fees for professional services and other amounts received without regard to whether or not an amount is paid in cash for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesman, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation 1.62-2(c)), and excluding the following:

                (a) Employer contributions to a plan or deferred compensation which are not includable in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk or forfeiture;

                (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                (d) other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Internal Revenue Code (whether or not the contributions are actually excludable from the gross income of the Employee).

        For purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or made available during such limitation year.

        Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e) (3) of the Internal Revenue Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in section 414(q) of the Code) and contributions made on behalf of such participant are nonforfeitable when made.

        For years beginning after December 31, 1988, the annual compensation of each participant taken into account for determining all benefits provided under the plan for any determination period shall not exceed $200,00.00. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000.00 limitation is effected on January 1, 1990. If the period for determining compensation used in calculating an employee's allocation for a determination period is a short plan year (i.e. shorter that 12 months), the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by the fraction, the numerator of which is the number of months in the short plan year, and the denominator of which is 12.

        In determining the compensation of a participant for purposes of this limitation, the rules of section 414(q) (6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each individual's compensation as determined under this section prior to the application of this limitation.

        2.13

        "Covered Employee" means any Employee who is not an Excluded Employee.

        2.14

        "Date of Hire" means:

                (a) the date on which Employees first perform an Hour of Service, or

                (b) in the case of Employees who have incurred a Break in Service following a Termination of Employment, the date on which they first complete an Hour of Service after such Termination of Employment.

        2.15

        "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Plan Administrator considers will be of long continued duration.

        A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Plan Administrator determines the Participant satisfied the definition of disability. A Participant must submit to a physical examination in order to confirm disability. The Plan Administrator will apply the provisions of this Section in a nondiscriminatory, consistent, and uniform manner.

        2.16

        "Earned Income" means a Self-Employed Individual's net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the employer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

        2.17

        "Elective Deferrals or Employee Contributions" shall mean contributions made to the plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

        2.18

        "Employee" means any employee of the Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under sections 414(b), (c), (m) or (o) of the Code. The term employee shall also include any leased employee deemed to be an employee of the Employer described in the previous paragraph as provided in Sections 414(n) or (o) of the Code.

        2.19

        "Employer" means the Employer chosen in the Adoption Agreement and any Affiliated Employer and any successor to such Employer.

        2.20

        "ERISA" means Public law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

        2.21(a)

        "Excluded Employee" means an individual in the employ of an Employer or an Affiliated Employer as described in this Article of the Plan who:

                (1) is included in a unit of employees covered by a collective bargaining agreement between Employee Representatives and one of more Affiliated Employers, if retirement benefits were the subject of good faith bargaining between employee representatives and the Employers or Affiliated Employers, unless the collective bargaining agreement provides for coverage of a unit of employees under this Plan. For purposes of this Paragraph (1), the term "Employee Representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer; or

                (2) (A) is neither a resident nor a citizen of the United States of America, and

                        (B) receives no earned income, within the meaning of
Section 911(b) of the Code or from Employers or Affiliated Employers that constitutes income from sources within the United States, within the meaning of
Section 861(a) (3) of the Code.

                (b) Excluded Employees shall be credited with Years of Service for all purposes under this Plan, but:

                        (1) may not become Participants while they remain Excluded Employees, and

                        (2) shall receive no allocation to their account while they are Excluded Employees except for allocations of gains or loss to their account balances as a result of income or loss sustained on investments.

        2.22

        "Family Member" shall mean a spouse and the lineal ascendants and descendants (and spouses of each ascendants and descendants) of any employee or former employee.

        2.23(a)

                "Highly Compensated Employee" shall mean:

                (1) An employee who is a 5% owner, as defined in Code section 416(i)(l)(iii), at any time during the determination year or the look-back year.

                (2) An employee who receives compensation in excess of $75,000 (indexed in accordance with section 415(d)) during the look-back year.

                (3) An employee who receives compensation in excess of $50,000 (indexed in accordance with section 415(d)) during the look-back year and is a member of the top-paid group for the look-back year.

                (4) An employee who is an officer, within the meaning of section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation if effect under section 415(b)
(1) (A) for the calendar year in which the look-back year begins.

                (5) An employee who is both described in paragraph 2, 3, or 4 above when these paragraphs are modified to substitute the determination year for the look-back year and one of the 100 employees who receive the most compensation from the employer during the determination year

                (b) The determination year is the plan year for which the determination of who is highly compensated is being made.

                (c) The determination year is the 12 month period immediately preceding the determination year, or if the employer elects, the calendar year ending with or within the lookback year. The lookback year shall be the twelve-month period immediately proceeding the determination year.

                (d) The top-paid group consists of the top 20% of employees ranked on the basis of compensation received during the year. For purposes of determining the number of employees in the top-paid group, employees described in section 414(q) (8) and Q & A 9(b) of section 1.414 (q)-1T of the regulations are excluded.

                (e) The number of officers is limited to 50 (or, if lesser, the greater of 3 employees or 10% of employees) excluding those employees who may be excluded in determining the top-paid group.

                (f) When no officer has compensation in excess of 50% of the section 415(b) (1) (A) limit, the highest paid officer is treated as highly compensated.

                (g) Compensation is compensation within the meaning of section 415(c)(3), including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity.

                (h) Employers aggregated under sections 414(b), (c), (m), or (o) are treated as a single employer.

                (i) A highly compensated employee who is either a 5% owner or one of the ten most highly compensated employees is subject to the family aggregation rules of IRC Section 414(q) (6).

                (j) A former employee who had a separation year prior to the determination year and who was a highly compensated active employee for either
(1) such employee's separation year or (2) any determination year ending on or after the employee's 55th birthday. Generally, a separation year is the determination year the employee separates from service. With respect to an employee who separated from service before January 1, 1987, the plan may provide that such an employee will be included as a highly compensated employee only if the employee was a 5% owner or received compensation in excess of $50,000 during
(1) the employee's separation year (or the year preceding such separation year) or (2) any year ending on or after such individual's 55th birthday (or the last year ending before such employee's 55th birthday).

        2.24(a)

        "Hour of Service" means:

                (1) each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer or Affiliated Employer for the performance of duties. These hours shall be credited to the Employee for the computation period and periods in which the duties are performed; and

                (2) each hour which an Employee is directly or indirectly paid, or entitled to payment, by an Employer or Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period).

                (3) each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer or Affiliated Employer if the Employee is not entitled to credit for such hour under any other paragraph of this Subsection (a).

                (b) The number of an Employee's Hours of Service and the Plan Year or other computation period to which they are to be credited shall be determined in accordance with DOL Regulations Sections 2530.200b-2 and 2530.200b-3 which is hereby incorporated by reference into this Plan.

                (c) Solely for purposes of determining whether an Employee incurs a Break in Service, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of service per day of such absence. For purposes of this Subsection (c), an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of a birth of a child of the Employee,
(3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Subsection

                (c) shall be credited (1) in the Plan Year in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following Plan Year.

        2.25

        "Inactive Participant" shall mean any Employee or former Employee who has ceased to be a Participant and on whose behalf an account is maintained under the plan.

        2.26

        "Insurer" means the life insurance company chosen by the Trustee(s) to issue policies to the Plan.

        2.27

        "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the "Determination Period" was an officer of the Employer if such individual's Compensation exceeds 50 percent of the dollar limitation under Section 415(b) (1) (A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of the dollar limitation under Section 415(c)(l)(A) of the Code, a 5-percent owner of the Employer, or a one percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in section 415(c) (3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code. For purposes of determining a 5-percent owner or a one percent owner, neither the aggregation rules nor the rules of subsection (b), (c), and (m) of IRC
Section 414 apply. Beneficiaries of an employee acquire the character of the employee who performed service for the employer. Also, inherited benefits will retain the character of the benefits of the employee who performed services for the employer. For purposes of this Section, the "Determination Period" is the Plan Year containing the Determination Date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i) (1) of the Code and the regulations thereunder

        2.28

        "Leased Employees" The plan treats a Leased Employee as an employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 414(n)(6)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee, "Compensation" includes compensation from the leasing organization which is attributable to services performed for the Employer. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code Section 415(c) (3) plus any employer contribution under a qualified cash or deferred arrangement to the extent not included in gross income under Section 402(a)(8) or 402(h)(l)(B), any amount which the Employee would have received in cash but for an election under a cafeteria plan (within the meaning of Section 125 of the Code), and any amount contributed to an annuity contract described in Section 403(b) pursuant to a salary reduction agreement (within the meaning of section 3121(a) (5) (D) of the Code). Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient Employer.

        2.29

        "Matching Contribution" shall mean any contribution to the Plan made by the Employer for the Plan Year and allocated to a Participant's account by reason of the Participant's Employee Contributions or Elective Deferrals. Matching contributions are not available for hardship withdrawals.

        2.30

        "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

        2.31

        "Non-Key Employee" means any Employee of an Employer who is not a Key Employee.

        2.32

        "Normal Retirement Age" means the age selected in the Adoption Agreement of this Plan.

        2.33

        "Owner Employee" means an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

        2.34

        "Participant" means an Employee who has become a Participant in the Plan under Section 3.01(a) or (b) and has not made the election described in Section 3.02, and whose participation in the Plan has not ceased under Section 3.01(c).

        2.35

        "Plan Year" is defined in the Adoption Agreement.

        2.36

        "Qualified Nonelective Contributions" shall mean contributions (other than Matching Contributions) made by the Employer and allocated to separate Participants' accounts that the Participant may not elect to receive in cash until distributed from the plan; that are 100% vested and nonforfeitable when made; and that are not distributable under the terms of the plan to Participants or their beneficiaries earlier than the earlier of:

                (a) separation from service, death, or disability of the Participant;

                (b) attainment of the age 59 1/2 by the Participant;

                (c) termination of the plan without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a simplified employee pension plan as defined in section 408(k); or

                (d) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d) (2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

        2.37

        "Retirement" means (a) any Termination of Employment on or after a Participant's Normal Retirement Date, or (b) Termination of Employment due to disability.

        2.38

        "Self Employed Individual" means an individual or partner who has earned income for the taxable year from the trade or business for which the Plan is established. A self employed individual also includes an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

        2.39

        "Tax Sheltered Savings Account" shall mean an account established by the Trustees under Section 5.03 for each Participant electing to make an " Elective Deferral" to the Plan.

        2.40

        "Termination of Employment" means termination of employment with an Employer or an Affiliated Employer for any reason; but no Termination of Employment shall occur when an Employee transfers from the employ of one Employer or Affiliated Employer to another Employer or Affiliated Employer.

        2.41

        "Trust" or "Trust Fund" means the trust forming part of this Plan and all of its assets which are held by the Trustees under it.

        2.42

        "Trustee" or "Trustees" means the individuals specified in Article I of the Plan and any additional or successor trustees of the Trust Fund.

        2.43

        "Unallocated Suspense Account" means an account to be established by the Trustees for the purpose of holding excess contributions and forfeitures.

        2.44

        "Voluntary Contribution Account" means the Account to be established by the Trustees under Section 4.06 for each Participant who makes a voluntary contribution to the Plan. Voluntary contributions are not elective deferrals.

        2.45(a)

        "Years of Service" means the total of (1) for purposes of vesting, all Plan Years not excluded by Subsection (b) or (c) during which an Employee completes at least one thousand (1,000) Hours of Service, (2) for purposes of eligibility to participate the twelve consecutive month period beginning on an Employee's Date of Hire and anniversaries thereof during which an Employee completes at least one thousand (1,000) Hours of Service beginning on the date the employee first performs an hour of service for the employer, and (3) any period of employment taken into account on the basis of the rules contained in any plan of a predecessor employer maintained by the Employer or if such a Plan is not maintained under uniform and non-discriminatory rules which are applicable to all Employees.

                (b) If this Plan is a new Plan and does not substitute for an existing Plan, Years of Service for purposes of vesting completed before (1) the Effective Date of the Plan or (2) the Employee's attainment of age eighteen (18) shall be disregarded.

                (c) Notwithstanding anything to the contrary contained in this Section, if elected in Article 1 of the Plan, all of an Employee's Years of Service shall be taken into account.

                    ARTICLE III -- PARTICIPATION AND VESTING

        3.01
        Participation

                (a) Covered Employees who, as of the first day of the Plan Year in which this Plan is adopted, have completed the minimum age requirement and have completed the minimum service requirement specified in Article I Section 6(A)2 and 6(A)3 shall become participants as of such date.

                (b) Covered Employees who do not become Participants under
Article III 3.01(a) shall become Participants on the Effective Date of Participation specified in the Adoption Agreement following the date they satisfy the age and service requirement specified in Article I Section 6(A)2 and 6(A)3.

                (c) Participants shall cease to be Participants as of the date of termination of employment.

        3.02
        Election not to Participate

        If elected in writing by the Participant and his spouse, any Key Employee may, by informing the Trustees, elect not to participate in the Plan.

        3.03
        Vesting

                (a) Notwithstanding the selection made in the Adoption Agreement a Participant shall be fully (100%) vested in the balance of his Employer Contribution Account upon his Normal Retirement Age, as defined in IRC Section 4"(a) (8), or if he has a Termination of Employment on account of his death.

                (b) (1) If a former Participant becomes a Participant after having five (5) consecutive one-year Breaks in Service, Years of Service completed by the Participant after such Breaks in Service shall be disregarded for determining the vested interest in that portion of the Employer Contribution Account balance which accrued before the Break in Service. However, all Years of Service including those completed prior to such Breaks in Service will count for determining the vested interest in that portion of the Employer Contribution Account which accrued after such Breaks in Service.

                        (2) If a Participant does not incur five (5) consecutive one-year Breaks in Service, all Years of Service shall be counted for determining the vested interest in the Employer Contribution Account which accrued before and after the Break in Service. A participant who is re-employed after a break-in-service will be allowed to participate in the plan immediately on his or her re-employment commencement date. In any event, a Participant's Employer Contribution Account will continue to share in earnings and losses of the Trust Fund.

                (3) In the case of a participants who does not have any nonforfeitable right to the account balance derived from employer contributions, years of service before a period of consecutive 1-year breaks in service will not be taken into account in computing eligibility service if the number of consecutive 1-year breaks in service in such period equals or exceeds the greater of 5 or the aggregate number of years of service. Such aggregate number of years of service will not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

        If a participant's years of service are disregarded pursuant to the preceding paragraph, such participant will be treated as a new employee for eligibility purposes. If a participant's years of service may not be disregarded pursuant to the preceding paragraph, such participant shall continue to participate immediately upon reemployment.

                (4) In the case of any participant who has a 1-year break in service, years of eligibility service before such break will not be taken into account until the employee has completed a year of service after returning to employment. Such year of service will be measured by the 12-consecutive month period beginning on an employee's reemployment commencement date and, if necessary, subsequent 12-consecutive month periods beginning on anniversaries of reemployment commencement date. The reemployment commencement date is the first day on which the employee is credited with an hour of service for the performance of duties after the first eligibility computation period in which the employee incurs a one year break in service.

                (5) In the event a participant is no longer a member of an eligible class of employees and becomes ineligible to participate but has not incurred a break in service, such employee will participate immediately upon returning to an eligible class of employees. If such participant incurs a break in service, eligibility will be determined under the break in service rules of the plan. In the event an employee who is not a member of an eligible class of employees becomes a member of an eligible class, such employee will participate immediately if such employee has satisfied the minimum age and service requirements and would have otherwise previously become a participant.

                (6) If an employee terminates service, and elects, in accordance with the requirements of Article VIII, to receive the value of the employee's vested account balance, the nonvested portion will be treated as a forfeiture. If the employee elects to have distributed less than the entire vested portion of the account balance derived from employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the dominator of which is the total value of the vested employer derived account balance. If an employee receives a distribution pursuant to this section and the employee resumes employment covered under this plan, the employee's employer-derived account balance will be restored to the amount on the date of distribution if the employee repays to the plan the full amount of the distribution attributable to employer contributions before the earlier of 5 years after the first date on which the participant is subsequently re-employed by the employer, or the date the participant incurs 5 consecutive 1-year breaks in service following the date of the distribution. If an employee is deemed to receive a distribution pursuant to this section, and the employee resumes employment covered under this plan before the date the participant incurs 5 consecutive 1-year breaks in service, upon the reemployment of such employee, the employer-derived account balance of the employee will be restored to the amount on the date of such deemed distribution. If a distribution is made at a time when a participant has a nonforfeitable right to less than 100 percent of the account balance derived from employer contributions and the participant may increase the nonforfeitable percentage in the account;

                        (i) A separate account will be established for the participant's interest in the plan as of the time of the distribution, and

                        (ii) At any relevant time the participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                                            X=P(AB + (R x D)) - (R x D)

                                For the purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

                (7) In the case of a participant who has 5 or more consecutive 1-year breaks in service, the participant's pre-break service will count in vesting of the employer-derived accrued benefit only if either:

                        (i) such participant has any nonforfeitable interest in the account balance attributable to employer contributions at the time of separation from service; or

                        (ii) upon returning to service the number of consecutive 1-year breaks in service is less than the number of years of service.

                (8) In the case of a participant who has 5 or more consecutive 1-year breaks in service all service after such breaks in service will be disregarded for the purpose of vesting the employer-derived account balance that accrued before such breaks in service. Such participant's pre-break service will count in vesting the post-break employer-derived account balance only if either:

                        (i) such participant has any nonforfeitable interest in the account balance attributable to employer contributions at the time of separation from service; or

                        (ii) upon returning to service the number of consecutive 1-year breaks in service is less than the number of years of service.

                                Separate accounts will be maintained for the participant's pre-break and post-break employer-derived account balance. Both accounts will share in the earnings and losses of the fund.

                (c) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's vested percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the vested percentage computed under the Plan without regard to such amendment or change. Any participant whose non forfeitable percentage is determined under the new vesting schedule may elect to have his non forfeitable percentage determined under the old vesting schedule. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                        (1) 60 days after the amendment is adopted;

                        (2) 60 days after the amendment becomes effective, or;

                        (3) 60 days after the Participant is issued written notice of the amendment by the Employer or plan administrator.

                (d) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account balance. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Section 412(c) (8)of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an account balance. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest or accrued benefit determined without regard to such amendment, as of the later of (1) the date such amendment is adopted, or (2) the date it becomes effective. Furthermore, if the vesting schedule of a plan is amended, in the case of an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such employee's right to his employer derived accrued benefit will not be less than his percentage computed under the plan without regard to such amendment.

        3.04
        Controlled Trades or Businesses

                (a) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Section 401(a) and (d) of the Code for the Employees of this and all such other trades or businesses.

                (b) (1)If this Plan provides contributions or benefits for one or more Owner-Employees who control one of more other trades or businesses, the employees of such other trades or businesses must be included in a plan which satisfies Section 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than those provided for Owner-Employees under this Plan.

                (2) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls another trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

                (c) For purposes of this Section 3.04, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

                        (1) Own the entire interest in a unincorporated trade or business, or

                        (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

An Owner-Employee, or two or more Owner-Employees shall also be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

        3.05
        Ineligible Class

        An employee who would otherwise be eligible to participate in this Plan who is in an ineligible class of employees, will immediately participate in this plan on becoming a member of an eligible class.

                    ARTICLE IV -- EMPLOYER CONTRIBUTIONS AND
                 VOLUNTARY NON-DEDUCTIBLE EMPLOYEE CONTRIBUTIONS

        4.01
        Employer Contributions to the Profit Sharing Plan

        If the Profit-Sharing Plan Adoption Agreement is completed in conjunction with this Basic Plan Document, the Employer's contribution for each Plan Year shall be the amount specified in the Adoption Agreement or such other amount as may be specified in an appropriate resolution or other written directive. No contribution shall be made for any Participant which would cause the "Annual Addition" to any Participant's Account to exceed the "Maximum Permissible Amount" specified in Article VI.

        4.02
        Timing of Employer Contributions

        (a) Employer contributions may be made in one or more installments at such time or times during the Plan Year or during any additional period provided by law for making contributions for the Plan year as the Employer may decide.

        (b) For purposes of making allocations to Employer contribution Accounts, all contributions for any Plan Year shall be considered made on the Allocation Date, regardless of the actual date of contribution.

        (c) All contributions shall be payable to the Trustees, except that with the consent of the Trustees, the portion of the Employer's contribution which represents premiums or considerations on insurance policies or annuity contracts may be paid directly by the Employer to the Insurer under such terms as may be mutually agreed upon by the Employer and Insurer.

        (d) A matching contribution shall be allocated to an employee's account under the terms of the Plan as of any date within the plan year when it is actually paid to the trust no later than the end of the twelve month period beginning on the day after the close of such plan year, and is made on behalf of an employee on account of such employee's elective contribution or employee contributions for the plan year.

        4.03
        Establishing Employer Contribution Accounts

        (a) The Trustees shall establish a separate Employer Contribution Account for each Participant for each Adoption Agreement completed in connection with this Basic Plan Document. A Participant's share of Employer contributions, forfeitures and mandatory Employee contributions determined in accordance with Sections 6.01 and 6.02 shall be allocated to each such Account. Except as provided in Subsection (b), all Participants' Employer Contribution Accounts shall be held as a single, commingled fund except for life insurance and individual annuity contracts.

        These shall be held exclusively for the benefit of the Participant upon whose life such contract is issued.

        (b) The Trustees may, by mutual agreement with a Participant, segregate such Participant's Account(s) and hold, invest and value such Account(s) separately from all other Plan assets. After a Participant has a Termination of Employment, the Trustees do not need the Participant's consent to establish a segregated Account from which a distribution will be made to the Participant or his Beneficiary, but all distributions must comply with Article VIII.

        4.04
        Voluntary Contributions

        (a) Each Participant may, if the Plan Administrator so allows, make voluntary non-deductible contributions to the Plan at such times and under such conditions as the Trustees may prescribe. However, Employer contributions and voluntary contributions may not be commingled in the same individual annuity contract.

        (b) The aggregate voluntary contributions during any Plan Year may not exceed ten percent (10%) of a Participants aggregate Compensation during any Plan Year.

        (c) Voluntary Contributions and Matching Contributions shall be aggregated to determine if this Plan meets the nondiscrimination tests of Code
Section 401(m) and Proposed Treasury Regulations l.401(m)-l. Voluntary Contributions shall, notwithstanding any other provision of this Plan, be distributed first and then Matching Contributions to any highly compensated participant if this Plan or any other Plan required to be aggregated with this Plan for purposes of the nondiscrimination tests, if this Plan or the aggregated plans fail the nondiscrimination tests. Under this test, the actual contribution percentage (ACP) for the group of eligible highly compensated employees may not exceed the greater of (a) 125% of the ACP for all other eligible employees or
(b) the lesser of twice the ACP for all other eligible employees, or such ACP for all other eligible employees plus 2%. The ACP for a group of eligible employees is the average of the ratios (calculated separately for each employee) of the amount of voluntary and matching contributions (and any other contributions required to be aggregated for purposes of the ACP test) made on behalf of each employee for the plan year, divided by the employee's compensation.

        4.05
        Payment of Voluntary Contributions

        (a) All voluntary contributions must be made in cash.

        (b) All voluntary contributions made under Section 4.04 shall be part of the Trust Fund.

        (c) Voluntary contributions may not be used to purchase life insurance contracts, but may be used, to the extent necessary, to keep any life insurance contract which was initially purchased with Employer contributions in force when Employer contributions are insufficient for this purpose.

        (d) In the event voluntary contributions are used in the manner described in Subsection (c) , the value of the life insurance contract which is attributable to voluntary contributions shall be determined in the same ratio to the total value of the contract as the premiums paid by voluntary contributions bear to the total premiums paid.

        4.06
        Voluntary Contribution Account

        (a) The Trustees shall establish and maintain a Voluntary Contribution Account for each Participant who makes voluntary contributions.

        (b) The balance in each Participant's Voluntary Contribution Account shall at all times be fully (100%) vested. At no time shall the balance in a Participant's Voluntary Contribution Account be forfeited for any reason.

        4.07
        Withdrawal of Voluntary Contributions

        (a) A Participant may, at any time, with spousal consent if married, elect to withdraw all or any portion of the balance in his Voluntary Contribution Account.

        (b) Upon a Termination of Employment, the balance in a Participant's Voluntary Contribution Account shall be distributed to him at the time and in the manner specified in Article VIII. However, a Participant may, with the consent of the Trustees and his spouse choose a different method of distribution for the Voluntary Contribution Account than is chosen for the Employer Contribution Account.

        4.08
        Roll-overs

        A Participant may, with the consent of the Trustees, roll over to this Plan all or any part of a qualified total distribution as defined in Section 402
(a) (5) (E) of the Code. An amount may also be transferred to this Plan on a Participant's behalf directly from another plan which qualifies under Section 401(a) of the Code. In the event that a Participant makes a roll-over or if an amount is transferred to this Plan on his behalf, the proceeds shall be held in a segregated roll-over contribution account to be established by the Trustees which shall be invested and valued separately from all other Plan assets. A Participant shall at all times be fully (100%) vested in the value, if any, of his roll-over contribution account.

        4.09
        Valuation of Trust Fund

        (a) The value of the Trust Fund and each Participant's Account shall be determined as of the last day of the Plan Year or more frequently as determined by the Administrative Committee. All assets of the Trust Fund shall be valued at their fair market value, determined in accordance with regulations adopted by the Trustees. On such date, the earnings and losses of the Trust Fund will be allocated to each Participant's Account in the ratio that such Account balance bears to all Account balances or based upon earning and losses in that Account.

        (b) The value of any life insurance or annuity contract held in a Participant's Account as of the last day of the Plan Year shall be equal to the sum of the net cash values of the life insurance contracts and the value available to provide annuity benefits of allocated annuity contracts held in such Account as of such date.

                         ARTICLE V -- ELECTIVE DEFERRALS

        5.01
        Maximum Amount of Elective Deferrals

        Effective as of January 1, 1987, no Employee shall be permitted to have Elective Deferrals made under this plan during any calendar year in excess of $7000.00 multiplied by the Adjustment Factor as provided by the Secretary of the Treasury. The foregoing limit shall not apply to Elective Deferrals of amounts attributable to service performed in 1986 and described in Section 1105(c) (5) of the Tax Reform Act of 1986.

        5.02
        Employee Elections

        Each Participant shall file a written election form with the Plan Administrator no later than the date he becomes eligible to participate, specifying the portion of his Compensation to be contributed to the Plan as an Elective Deferral. The portion contributed shall be deposited to the Participants "Tax Sheltered Savings Account". Such election of the Participants shall remain in effect until a new election is filed with the Plan Administrator in accordance with Section 5.04.

        5.03
        Tax Sheltered Savings Account

        (a) The Trustees shall establish and maintain a Tax Sheltered Savings Account for each Participant who makes an Elective Deferral.

        (b) The balance in each Participant's Tax Sheltered Savings Account shall at all times be fully (100%) vested. At no time shall the balance in a Participant's Tax Sheltered Savings Account be forfeited for any reason.

        5.04
        Adjustments to Elective Deferrals

        A Participant may increase or decrease the rate of Elective Deferrals effective as of any pay period or at times as determined by the Plan Administrator by submitting a new election to the Plan Administrator. A Participant may suspend his Elective Deferrals at any time by submitting a written 30 day notice to the Plan Administrator. Suspensions during the Plan Year shall be effective as soon as practicable after the election is filed with the Plan Administrator. Amounts attributable to elective deferrals may not be distributed earlier than: 1. The employee's retirement, death, disability or separation from service; 2. The termination of the plan without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a simplified employee pension plan as defined in section 408(k); 3. In the case of a profit sharing or stock bonus plan, the employee's attainment of age 59 1/2 or the employee's hardship; 4. The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d) (2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets; or 5. The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of section 409(d) (3) of the Code) if such corporation continues to maintain this plan, but only with respect to employees who continue employment with the subsidiary.

        5.05
        Actual Deferral Percentage

        (a) The Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

        (b) The Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan year multiplied by 2, provided that the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

        5.06
        Definitions. For purposes of this Article V and for purposes of Articles XIV and XV of this Plan, the following definitions shall be used:

        (a) Actual Deferral Percentage shall mean for a specified group of participants for a Plan Year, the average of the ratios (calculated separately for each participant in such group) of (1) the amount of employer contributions actually paid over the trust on behalf of such participant for the Plan Year to
(2) the participant's Compensation for such Plan Year. Employer contributions on behalf of any participant shall include: (1) any Elective Deferrals made pursuant to the participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees) , but excluding (a) Excess Elective Deferrals of Non-highly compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral percentages, an employee who would be a participant but for the failure to make Elective Deferrals shall be treated as a participant on whose behalf no Elective Deferrals are made.

        (b) Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentage of the Eligible Participants in a group.

        (c) Qualified Employer Deferral Contributions shall mean Qualified Nonelective Contributions taken into account under the terms of the plan without regard to this Article in determining the Actual Deferral Percentage.

        (d) Eligible Participant shall mean any employee who is directly or indirectly eligible to make a cash or deferred election under the plan for all or a portion of a plan year and includes: an employee who would be a plan participant but for the failure to make required contributions; an employee whose eligibility to make elective contributions has been suspended because of: an election (other than certain one-time elections) not to participate, a distribution, or a loan; an employee who cannot defer because of Code section 415 limits on annual additions; and, an employee who is unable to make an elective contribution because his or her compensation is less than a stated dollar amount. In the case of an eligible employee who makes no elective contributions the deferral ratio that is to be included in determining the ADP is zero. Employee for the Plan Year who is eligible to have Elective Deferrals or Qualified Nonelective Employer Contributions and Qualified Matching Contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals and Qualified Employer Deferral Contribution were made under a single arrangement. Additionally, all elective contributions that are made under two or more plans that are aggregated for purposes of Code Section 401(a) (4) or 410(b) (other than section 410(b) (2) (A) (ii)) are to be treated as made under a single plan and that if two or more plans are permissively aggregated for purposes of Code
Section 401(k), the aggregated plans must also satisfy Code Sections 401 (a) (4) and 410(b) as though they were a single plan. Plans may not be permissively aggregated after January 1, 1989 unless the plans have the same plan year.

        5.07
        Special Rules

        (a) For purposes of this Article V, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Non-elective Contributions or Qualified Matching Contributions or both if treated as Elective Deferrals for purposes of the ADP test, allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code and all Plans that have a plan year that end in the same calendar year shall be treated as a single arrangement and all Plans that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, were made under a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily desegregated under regulations under section 401(k) of the Code.

        (b) For purposes of determining the Actual Deferral Percentage in the case of a highly compensated employee who is either a 5% owner or one of the ten most highly compensated employees and is thereby subject to the family aggregation rules of section 414(q) (6), the actual deferral ratio (ADR) for the family group (which is treated as one highly compensated employee) is the ADR determined by combining the elective contributions, compensation, and amounts treated as elective contributions of all eligible family members. Except to the extent taken into account in the preceding sentence, the elective contributions, compensation, and amounts treated as elective contributions of all family members shall be disregarded as separate employees in determining the actual deferral percentages for the groups of highly compensated employees and nonhighly compensated employees.

        (c) The determination and treatment of the Elective Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, or both, and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

        (d) For purposes of determining whether a plan satisfied the actual deferral percentage test of Code section 401(k), all elective contributions that are made under two or more plans that are aggregated for purposes of Code section 401(a) (4) or 410(b) (other than section 410(b)(2)(A)(ii)) and that have the same Plan Year are to be treated as made under a single plan and that is two or more plans are permissively aggregated for purposes of Code section 401(k), the aggregated plans must also satisfy sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

        (e) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions must be made before the last day of the 12th month period immediately following the plan year to which the contributions relate.

      ARTICLE VI -- ALLOCATION OF EMPLOYER CONTRIBUTIONS AND LIMITATIONS ON
                           CONTRIBUTIONS AND BENEFITS

        6.01
        Allocation of Employer Contributions

        Employer Contributions shall be allocated in accordance with the Adoption Agreement Section (7) (B) and Article XVII if the plan provides for permitted disparity or social security integration.

        6.02
        Allocation of Forfeitures

        Except as otherwise provided in Section 8.05, any forfeiture arising under Section 6.03 shall be allocated as if it were an Employer contribution.

        6.03
        Timing of Forfeitures

        No forfeiture shall be made unless, a Participant has a Termination of Employment and five consecutive one year breaks in service or a distribution as described in Section 8.01(a) is made, the non-vested portion of the Participant's Account shall be forfeited on the earlier of (1) the last day of the first Plan Year in which the Participant receives a distribution in accordance with Section 8.04(a)(l), or (2) the last day of the first Plan Year in which a Break in Service occurs in all other cases.

        6.04
        Limitations on Contribution and Benefits

        (a) For purposes of this section 6.04, the following terms shall be defined as follows:

        (1) Annual Additions--The sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                (A) all Employer contributions,

                (B) all forfeitures,

                (C) all employee contributions, and annual additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code 402 (g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual additions also include excess amounts re-applied to reduce employer contributions under section 6.02 of the plan. Annual additions include all contributions after March 31, 1984 to an individual medical account, as defined in section 415(1) (2) of the Code, which is part of a defined benefit plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, as defined in Code Section 419A(d) (3), allocated to the separate account of a Key Employee, under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer.

        For purposes of this section 6.04, amounts re-applied to reduce Employer contributions under paragraph 6.04(b) (4) shall also be included as Annual Additions.

        (2) (A) "Compensation" means for any Limitation Year, the definition as set out in Article II, Section 12.

        (3) "Defined Benefit Plan" means any Retirement Plan that is not a Defined Contribution Plan.

        (4) "Defined Benefit Plan Fraction" means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (1) 125 percent of the dollar limitation in effect for the Limitation Year under Section 415(b) & (d) of the Code, or (2) 140 percent of the Participant's Highest Average Compensation taken over three (3) consecutive Years of Service.

        Notwithstanding the above if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the employer which were in existence on May 6, 1986, the denominator of this fraction will be not less than 125 percent of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all limitation years beginning before January 1, 1987.

        (5) "Defined Contribution Plan" means a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to such account and any income, expense, gains and losses, and forfeitures of accounts of other participants which may be allocated to such account.

        (6) "Defined Contribution Plan Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) and all contributions to individual medical accounts as defined in Section 415(1) (2) of the Code maintained by the Employer for the current and all prior Limitation Years described in Section 415(b) & (d) of the Code (including the Annual Additions attributable to the Participant's non-deductible employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds as described in Section 6.04(a)(l)(D) of the Plan), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of (1) 125 percent of the dollar limitation in effect under
Section 415(c) (1) (A) of the Code, or (2) 35 percent of the Participant's Compensation for the Limitation Year.

        If the Employee was a participant as of the end of first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in terms and conditions of the plan made after May 5, 1986, but using the section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

        (7) "Employer" means the Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in section 414(b) of the Code, as modified by section 415(h)) which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c), as modified by section 415(h)), or which forms part of an Affiliated Service Group (as defined in Code
Section 414(m)) or a separate organization, employee leasing or other arrangement described in Code Section 414(0) or the regulations prescribed under the Code Section all such employers or groups shall be considered a single Employer for purposes of applying the limitations of this Section 6.04.

        (8) "Excess Amount" means the value of the excess of Annual Additions to a Participant's Account for the Limitation Year over the Maximum Permissible Amount.

        (9) "Highest Average Compensation". The Average Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the 12-consecutive month period defined in Section 2.45 of the Plan.

        (10) "Limitation Year" means the calendar year unless a different limitation year is chosen in the Adoption Agreement. All plans of the Employer or the Affiliated Service Group shall have the same Limitation Year. If the limitation year is amended to a different 12 consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

        (11) "Regional Prototype Plan" means this basic plan and any amendments the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

        (12) "Maximum Permissible Amount" means the lesser of (1) $30,000, or such larger amount equal to 1/4 of the defined benefit dollar limitations as adjusted for cost-of-living increases pursuant to IRC sections 415(d)(l) and 415(d)(3), or (2) 25 percent of the Participant's

Compensation for the Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive months period, the Maximum Permissible Amount will not exceed $30,000 multiplied by the following fraction:

                  Number of months in the short Limitation Year
    -------------------------------------------------------------------------
                                       12

        (13) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                (A) the Participant will continue employment until normal retirement age under the Plan (or current age, if later), and

                (B) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

        (14) "Retirement Plan" means any plan maintained by an Employer which is
(1) a pension, profit-sharing, stock bonus or cash or deferred arrangement plan described in Sections 401(a) and 501(a) of the Code, (2) an annuity plan or annuity contract described in Section 403(a) or 403(b) of the Code or (3) a qualified bond purchase plan described in Section 405(a) of the Code.

        (b) (1)If the Participant does not participate in, and has never participated in another qualified plan or welfare benefit fund as defined in
Section 419(e) of the Code or an individual medical account which is part of any pension or annuity plan described in Code Section 415(1) (2) maintained by the Employer, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of (A) the Maximum permissible Amount, or (B) any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or. allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

        (2) Prior to determining the Participant's actual compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

        (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

        (4) If there is an Excess Amount, the excess will be disposed of as follows:

                (A) Any non-deductible voluntary employee contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

                (B) If after the application of Paragraph (A) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.

                (C) If after the application of Paragraph (A) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held in the Unallocated Suspense Account. The amount in the Unallocated Suspense Account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the Next Limitation Year, and each succeeding Limitation Year, if necessary.

                (D) If the Unallocated Suspense Account is in existence at any time during the Limitation Year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to participants' accounts before any employer or employee contributions may be made to the plan for that limitation year. Excess amounts may not be distributed to participants or former participants.

        (c) This Subsection (c) (1) applies to Employers who, in addition to this Plan, maintain one or more other qualified Regional Prototype Defined Contribution Plan(s) or welfare benefit funds.

        (1) If, in addition to this Plan, the Participant is covered under another qualified Regional Prototype Defined Contribution Plan(s), welfare benefit fund as defined in Section 419(e) of the Code or Individual Medical Account(s) as defined under section 415(1) (2) of the Code maintained by the Employer during any Limitation Year, the Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other Defined Contribution Plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such Plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

        (2) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 6.04(b)(2).

        (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

        (4) If, pursuant to Section 6.04(c) (3), a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account, as defined in Section 415(1) (2) of the Code, maintained by the Employer, will be deemed to have been allocated first regardless of the actual allocation date.

        (5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                (A) the total Excess Amount allocated as of such date, times.

                (B) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Defined Contribution Plans.

        (6) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 6.04(b) (4).

        (d) This Subsection applies to Employers who maintain another qualified Defined Contribution Plan which is not a Regional Prototype Plan. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer which is not a Regional Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Sections 6.04(c)(l) through 6.04(c)(6) as though the other plan were a Regional Prototype Plan.

        (e) This Subsection applies to an Employer who maintains, or at any time maintained, a qualified Defined Benefit Plan. If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.

        6.05
        Super Top-Heavy Adjustments

        In any Plan Year which the Top-Heavy Ratio exceeds 90% (i.e., becomes Super Top-Heavy) the denominators of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as described in IRC Section 415(e)) shall be computed substituting a factor of 1.0 for 1.25.

        6.06
        Integration of Paired Plans

        If the Employer adopts this Plan and another plan that qualifies under Code Section 401 only one Plan may be integrated.

        6.07
        Compensation Limit

        Compensation taken into account under the plan shall not exceed $200,000, adjusted for changes in the cost of living as provided in section 415(d) of the Internal Revenue Code, for the purpose of calculating a plan participant's account balance (including the right to any optional benefit provided under the plan) for any plan year commencing after December 31, 1988.

        6.08
        Coordination of Top-Heavy Minimum

        If the top-heavy ratio does not exceed 90% and the employer uses a factor of 1.25 in the denominator of the Code Section 415 fraction, one of the following conditions must be met:

        (a) A defined benefit minimum of 3% per year of service (up to 30%) is provided, or

        (b) For participants covered only by a defined contribution plan, a defined contributions minimum of 4% is provided, or

        (c) For participants covered by both types of plans, benefits from the defined contribution minimum are comparable to the 3% defined benefit minimum, or

        (d) The plan provides a floor offset where the floor is 3% defined benefit minimum, or

        (e) A defined contribution minimum of 7 1/2% of compensation is provided for any non-key employee who is covered under both a defined benefit plan and a defined contribution plan (each of which is top-heavy) of an employer.

                         ARTICLE VII -- TOP-HEAVY RULES

        7.01
        Definitions--For purposes of this Article VII the following terms shall be defined as follows:

        (a) "Determination Date" means for any Plan Year after the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of that year.

        (b) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Section 401(a)(4) and 410 of the Code.

        (c) "Present Value" means a benefit of equivalent value and shall be based only on the interest and mortality rates specified in the defined benefit plan. In the absence of such specifications in the defined benefit plan, Present Value shall be determined by applying the then current purchase rates for qualified, single payment non-participating immediate annuities issued by the Insurance Company and discounting the resulting value by 6 percent per annum.

        (d) "Required Aggregation Group" means (1) each qualified plan of the Employer in which at least one Key Employee participates in the plan year containing the determination date or any of the four preceding plan years, and
(2) any other qualified plan of the Employer which enables a plan described in this Subsection (d) to meet the requirements of Sections 401(a) (4) or 410 of the Code, are required to be aggregated for top-heavy testing purposes and are considered the required aggregation group. All employers aggregated under sections 414(b), (c) or (m) are considered a single employer.

        (e) "Top-Heavy Plan" means for any Plan Year beginning after December 31, 1983, this plan, if any of the following conditions exists:

                (1) If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans

                (2) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60 percent.

                (3) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

                This Plan is "Super Top-Heavy" if any of the above described conditions exists when "90 percent" is substituted for "60 percent" each place that it appears.

        (f) "Top-Heavy Ratio" means

        (1) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with
Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

        (2) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plans) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with Paragraph (1), and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s) , and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with Paragraph (1), and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

        (3) For purposes of Paragraphs (1) and (2) , the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one hour of service for any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, roll-overs, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a participant other than a key employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 4"(b) (1) (C) of the Code.

        (g) "Allocation Date" means the date specified in Article 2.05 as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

        7.02
        Minimum Contributions

        (a) Except as otherwise provided in Subsections (c) and (d) for any Plan Year in which the Plan is a Top-Heavy Plan, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of (1) three percent (3%) of such Participant's Compensation, or (2) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures expressly allocated on behalf of any Key Employee for that year as a percentage of the first $200,000 of the Key Employee's compensation, and shall include amounts contributed as a result of a salary reduction agreement. The minimum contribution is determined without regard to any Social Security contribution. This minimum contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive such contribution, or would have received a lesser allocation for (i) the year because of the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan) , or (ii) the Participant's failure to make mandatory employee contributions to the Plan, or (iii) compensation less than a stated amount.

        (b) For purposes of computing the minimum contribution, "Compensation" will means Compensation as defined in this Plan.

        (c) The requirements of Subsection (a) shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

        (d) The requirements of Subsection (a) shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the minimum contribution or benefit requirement applicable to Top-Heavy Plans will be met in such other plan or plans.

        (e) After January 1, 1989, this plan may not include elective deferrals or matching contributions as Employer contributions for the purpose of satisfying the minimum contributions requirement.

        7.03
        Nonforfeitability of Minimum Contribution

        The minimum contribution required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code
Section 4"(a)(3)(B) or Code Section 4"(a)(3)(D).

        7.04
        Compensation Limit

        For any Plan Year, only the first $200,000 (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of a Participant's annual Compensation shall be taken into account for purposes of determining Employer contributions under the Plan.

        7.05
        Minimum Vesting for Non-Standardized Plans

        For any Plan Year in which this Plan is a Top-Heavy Plan, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section 7.05. If the Plan is top-heavy then the vesting schedule selected in the Adoption Agreement
Section 9(B) shall apply. If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election in this Section of the Plan.

        7.06
        Coordination of Top-Heavy Plan Minimum Contribution

        If an Employer and Affiliated Employer maintain both defined contribution and defined benefit plans, the top-heavy minimums shall be coordinated by providing that contributions and forfeitures under the defined contribution plan equal 5% of compensation for each year the plan is top-heavy.

                       ARTICLE VIII -- PAYMENT OF BENEFITS

        8.01
        Form of Distributions

        (a) Following a Termination of Employment but in no event later than April 1st of the calendar year following the year in which a 5% owner (as defined in Section 416(i) of the Code) attains age 70-1/2, the vested portion of a Participant's Account balance shall be distributed, subject to the provision of section 8.02, to him, or in the event of the Participant's death, to his Beneficiary in one lump sum. A Participant may elect to receive any benefit in cash, installments, or subject to Subsection (b), apply all or a portion of the cash to the purchase of an immediate or deferred non-transferable annuity contract. A Participant may also elect, subject to the provisions of Subsection
(d), to receive the life insurance contracts, if any, held on his life. However, a deferred annuity may not be purchased on behalf of a terminated Participant who has attained age 70-1/2. Optional forms of benefits shall be made available to Participants in a manner that does not discriminate in favor of highly compensated participants. Distributions to each participant shall commence no later than the participant's required beginning date. Required Beginning Date means April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2. If a Participant dies his interest shall be distributed at least as rapidly as his benefit was being distributed and in no event may the distribution take longer than five years from the date of death. Any distribution required under the incidental death benefit requirement of Code
Section 401(a)(9)(G) shall be treated as a distribution for the purposes of this plan section. The provisions reflecting Code Section 401(a)(9) and Proposed Treasury Regulations 1.401(a)(9)-2 shall override any distribution options in this plan which are inconsistent with Code Section 401(a)(9) and Proposed Treasury Regulation 1-401(a)(9)-2.

        (b)(1) For purposes of this Article VIII, "Designated Beneficiary" means any individual designated as a Beneficiary by the Participants as defined in
Section 401(a)(9) of the Code and the proposed regulations thereunder.

        (2) Any annuity purchased shall comply with all requirements of the Plan and pursuant to Subsection (a) or (c) must be payable over the Participant's life (or over the joint lives of the Participant and Designated Beneficiary) . Such annuity will be non-transferable and will provide for non-increasing payments and may provide for an annuity certain feature. If an annuity certain feature applies such period may not exceed the joint and last survivor expectancy of the Participant and his Designated Beneficiary, as the case may be. An annuity certain feature shall have a payment period which shall be greater than 50% of the annuity which is payable during the joint lives of the participant and the spouse. A participant who elects to defer receipt of benefits shah not do so to the extent that the participant is creating a death benefit that is more than incidental. Life expectancy will be determined not later than the date distribution must commence under Subsection (a) or (c) of this Article.

        (3) Individual Account

                (A) If a participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the participant or the joint life and last survivor expectancy of the participant and the participant's designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the participant's benefit by the applicable life expectancy.

                (B) For calendar years beginning before January 1, 1989, if the participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the participant.

                (C) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the participant's benefit by the lessor of (l) the applicable life expectancy or (2) if the participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the participant shall be distributed using the applicable life expectancy in section 4.1(a) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

                (D) The minimum distribution required for the participant's first distribution calendar year must be made on or before the participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distributions calendar year is the calendar year in which distributions are required to begin according to this section hereinabove.

                (E) Participant's benefit shall mean the account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contribution or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. For purposes of this paragraph, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

        (c) If a Participant who has attained age 70-1/2 remains employed by the Employer then contributions will continue to be made for the Participant to the extent required under Section 4.01. However, in the case of a 5% owner, in addition to any benefit otherwise receivable by such Participant from contributions made previously, an additional distribution will be made. The amount of the distribution will be, subject to the provisions of Section 7.02, the lump sum value of the Participant's Account or, at the election of the Participant, the value of the

Account will be applied to purchase an immediate annuity. Distributions to each participant shall commence no later than the participants required beginning date. Any distribution required under the incidental death benefit requirement of Code Section 401(a)(9)(G) shall be treated as a distribution for the purposes of this plan section. The provisions reflecting Code Section 401(a)(9) and Proposed Treasury Regulation 1.401(a) (9)-2 shall override any distribution options in this Plan which is inconsistent with the Code Section 401(a)(9) and Proposed Treasury Regulation l.401(a)(9)-2.

         (d)(1) A Participant who is entitled to a distribution under this Section of the Plan and who is fully (100%) vested in the balance of his contribution Account may elect to receive a distribution of any life insurance contracts issued on his life. If the Participant is not fully (100%) vested at the time distribution commences and if such life insurance contracts would otherwise be surrendered by the Plan, the Participant may purchase the contracts. The Participant will pay the Plan the amount necessary to put the Plan in the same cash position as it would have been in if the Trustees had surrendered the contract and distributed the Participant's vested interest in the Plan. Any amount paid to a child of the participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable when the child reaches the age of majority.

        (2) Upon the request of a Participant described in Paragraph (1) , the Trustees may borrow all or any portion of the cash surrender value of any life insurance policy issued on such Participant's life and then sell the contract to the Participant subject to the loan. Loans from insurance contracts for any other purpose, except as specified in Section 9.04, shall be prohibited under this Plan.

         (3) If a Participant who has a Termination of Employment does not purchase the policy or policies issued on his life under this Section 8.01(d), the policy or policies on his life shall be surrendered by the Trustees(1) the cash surrender proceeds shall be added to his Account and distributed under the provisions of this Article VIII.

        (4) A Participant shall elect the manner in which his vested Account balance is to be distributed by signing a written statement and, if necessary, making a Qualified Election on a form satisfactory to the Trustees and the Insurer, if required, within a reasonable time before or after his Termination of Employment. If a Participant fails to make a valid election of a manner of distribution within the time specified by the Trustees, the distribution shall be made in one sum, or installments, except to the extent otherwise provided in
Section 8.02(b).

        (5) A Participant with vested benefits attributable to Employee or Employer contributions, who survives until the Annuity Starting Date, (which is the earlier of the first day of the first period for which an amount payable as an annuity or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant or beneficiary to such benefit) shall receive benefits in the form of a qualified joint and survivor annuity. For an unmarried participant a qualified joint and survivor annuity shall mean a single life annuity.

        (6) If the value of a participant's vested account balance derived from employer and employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500.00, and the account balance is immediately distributable, the participant and the participant's spouse (or where either the participant or the spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the participant and the participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The plan administrator shall notify the participant and the participant's spouse of the right to defer any distribution until the participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

Notwithstanding the foregoing, only the participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the participant pursuant to section 8.2 of the plan, only the participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the participant nor the participant's spouse shall be life under this Section 8.01(d), the policy or policies on his life shall be surrendered by the Trustees, the cash surrender proceeds shall be added to his Account and distributed under the provisions of this Article VIII.

        (4) A Participant shall elect the manner in which his vested Account balance is to be distributed by signing a written statement and, if necessary, making a Qualified Election on a form satisfactory to the Trustees and the Insurer, if required, within a reasonable time before or after his Termination of Employment. If a Participant fails to make a valid election of a manner of distribution within the time specified by the Trustees, the distribution shall be made in one sum, or installments, except to the extent otherwise provided in
Section 8.02(b).

        (5) A Participant with vested benefits attributable to Employee or Employer contributions, who survives until the Annuity Starting Date, (which is the earlier of the first day of the first period for which an amount payable as an annuity or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant or beneficiary to such benefit) shall receive benefits in the form of a qualified joint and survivor annuity. For an unmarried participant a qualified joint and survivor annuity shall mean a single life annuity.

        (6) If the value of a participant's vested account balance derived from employer and employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500.00, and the account balance is immediately distributable, the participant and the participant's spouse (or where either the participant or the spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the participant and the participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The plan administrator shall notify the participant and the participant's spouse of the right to defer any distribution until the participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

Notwithstanding the foregoing, only the participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the participant pursuant to section 8.2 of the plan, only the participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the participant nor the participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a) (9) or section 415 of the Code. In addition, upon termination of this plan if the plan does not offer an annuity option (purchased from a commercial provider) the participant's account balance may, without the participant's consent, be distributed to the participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e) (7) of the Code) within the same controlled group. An account balance is immediately distributable if any part of the account balance could be distributable to the participant (or surviving spouse) before the participant attains or would have attained if not deceased) the later of normal retirement age or age 62. For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first plan year beginning after December 31, 1988, the participant's vested account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of section 72(0)(5)(B) of the Code.

        8.02
        Qualified Joint and Survivor Annuity and pre-retirement Survivor Annuity

        (a) For purposes of this Article VIII:

                (1) "Qualified Election" means a waiver of a Qualified Joint and Survivor Annuity or a pre-Retirement Survivor Annuity, as defined under article 8.02(a)(3) and (5) of the Plan. The waiver must be in writing and must be consented to by the participant's Spouse. The Spouse's consent to a waiver must be witnessed by a Plan representative or notary public and must be limited to a benefit for a specific alternate Beneficiary. Notwithstanding this consent requirement, if the participant established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver by the participant only will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a participant without the consent of the Spouse at any time before the commencement of benefits. However, once made, the consent of a Participant's Spouse shall be irrevocable. A participant may make any number of revocations during the election period. Any new waiver or change of Beneficiary will require new spousal consent.

                (2) During the 90 day period ending on the annuity starting date, a participant may waive the Qualified Joint and Survivor Annuity form of benefit provided the following conditions are satisfied:

                (A) the participant's spouse consents in writing to the election are the spouse's consent is witnessed by a plan representative or notary public;

                (B) the participant's waiver and the spouse's consent state that the specific nonspouse beneficiary (including any class of beneficiaries or contingent beneficiaries) and the particular optional form of benefit, may not be further modified (except back to a Qualified Joint and Survivor Annuity) without subsequent spousal consent (unless expressly permitted by the spouse); and

                (C) The spouses consent acknowledges the effect of the election. Unless an optional form of benefit is selected pursuant to a qualified election within a 90-day period ending on the annuity starting date, a married participant's vested accrued benefit will be paid in the form of a qualified joint and survivor annuity and an unmarried participant's vested accrued benefit will be paid in the normal form of an immediate life annuity. The participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

                (3) "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the vested balance in the Participant's Account. The Joint and 50% Survivor Annuity is designated as the automatic form of benefit payment.

                (4) "Spouse" means the spouse or surviving spouse of the Participant, including a former spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                (5) "Pre-retirement survivor annuity" shall mean an annuity which is purchased for the life of the surviving spouse the actuarial equivalent of which is not less than 50 percent of the nonforfeitable account balance, including the proceeds of life insurance on the participant's life, of the Participant, as of the date of death. No more than a proportional percent of the account balance attributable to contributions that may not be forfeited at death, (e.g. employee deferrals) may be used to satisfy this requirement. The amount of life insurance shall not exceed the Incidental Death Benefits contained in 9.03 of the plan.

        (b) Notwithstanding any other provision of this Plan to the contrary, except as provided in Subsection (d) -

                (1) If a Participant who completes at least one (1) Hour of Service on or after August 23, 1984 does not make a Qualified Election and dies before benefits have commenced as a Qualified Joint and Survivor Annuity, the Participant's vested Account balance, including life insurance, less any loans will be distributed in the form of a life annuity; and if a married participant with vested benefits attributable to employer or employee contributions dies before the Annuity Starting Date, the participant's spouse will be provided with a pre-retirement survivor annuity unless there has been a proper election to waive the pre-retirement survivor annuity and the notice requirements have been met.

                (2) If a married Participant who completes at least one (1) Hour of Service on or after August 23, 1984 does not make a Qualified Election and dies before benefits have begun under the Plan, his Account balance including life insurance less any loans shall be applied to purchase an annuity for the surviving Spouse the actuarial equivalent of which is not less than 50% of the account balance of the participant as of the date of death.

                (3) the surviving spouse may direct the commencement of payments under the Pre-Retirement Survivor Annuity within a reasonable time after the participant's death.

        (c)(1)The Trustees shall provide to each Participant within no less than 30 days and no more than 90 days prior to the annuity starting a written explanation of (1) the terms and conditions of the Qualified Joint and Survivor Annuity; (2) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity; (3) the rights of a Participant's Spouse; and (4) the right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. Notwithstanding the other requirements of this section, the respective notices prescribed by this section need not be given to a participant if (1) the plan "fully subsides" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity, and (2) the plan does not allow the participant to waive the qualified joint and survivor annuity or qualified preretirement survivor annuity and does not allow a married participant to designate a nonspouse beneficiary. A plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the participant may result from the participant's failure to elect another benefit.

        (2) The Trustees shall also provide each Participant within the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, a written explanation of the Pre-Retirement Survivor Annuity as described in Section 8.02(b) (2) in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (1).

        (3) If a Participant enters the Plan after the first day of the Plan Year in which age 32 is attained, the Trustees shall provide the required notice no later than the close of the third Plan Year following the Participant's entry into the Plan.

        (4) The Trustees shall provide a participant and his spouse, if any, with a written explanation of a pre-retirement survivor annuity within one year after the Participant separates from service before age 35 if he has already received the explanation.

        (5) Election Period: The period which begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant separates from service prior to the first day of the plan year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation. Pre-age 35 waiver: A participant who will not yet attain age 35 as of the end of any current plan year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election shall not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age 35. Any new waiver on or after such date shall be subject to the full requirement of this Section. Earliest retirement age shall mean the earliest date under the Plan the Participant could elect to receive retirement benefits.

        (d) This section shall apply to a participant in a profit sharing plan, and to any distribution, made on or after the first day of the first plan year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied: (1) the participant does not or cannot elect payments in the form of a life annuity; and (2) on the death of a participant, the participant's vested account balance will be paid to the participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the participant's designated beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the participant's death. The account balance shall be adjusted for gains or losses occurring after the participant's death in accordance with the provisions of the plan governing the adjustment of account balances for other types of distributions. This section shall not be operative with respect to a participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code. The participant may waive the spousal death benefit described in this section at any time provided that no such waiver shall be effective unless it satisfied the conditions that would apply to the participant's waiver of the qualified preretirement survivor annuity. For purposes of this section, vested account balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested account balance shall have the same meaning as provided in hereinabove.

        8.03
        Transitional Rules

        (a) Any living Participant who is not receiving benefits on August 23, 1984, and would otherwise not receive the benefits prescribed in Section 8.02 must be given the opportunity to elect to have the provisions of Section 8.02 apply if (1) such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976 and (2) had at least ten (10) Years of Service when he or she incurred a Termination of Employment.

        (b) Any living Participant who is not receiving benefits on August 23, 1984, and who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Subsection (d).

        (c) The respective opportunities to elect (as described in Subsections
(a) and (b)) must be given to the appropriate Participants during the period beginning on August 23, 1984, and ending on the date benefits would otherwise begin.

        (d) Any Participant who has elected pursuant to Subsection (b) and any Participant who does not elect under Subsection (a) or who meets the requirements of Subsection (a) except that such Participant does not have at least ten (10) Years of Service when he or she had a Termination of Employment, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                (1) Automatic Joint and Survivor Annuity - If benefits in the form of a life annuity become payable to a married Participant who:

                        (A) begins to receive payments under the Plan on or after his Normal Retirement Age, or

                        (B) dies on or after Normal Retirement Age while still working for the Employer; or

                        (C) begins to receive payments on or after the Qualified Early Retirement Age; or

                        (D) has a Termination of Employment on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election will be in writing and may be changed by the Participant at any time.

                        (E) A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the date before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant has a Termination of Employment.

        (e) For purposes of this Section 8.03 Qualified Early Retirement Age is the latest of:

                (1)(A) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                        (B) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                        (C) the date the Participant begins participation.

        (2) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 8.02(a) (6).

        8.04
        Timing of Distributions

        (a) The distribution of a Participant's Account balance (other than elective contributions see 8.04(g)) under Section 8.01 shall begin at the Participant's or Beneficiary's election:

                (1) On the earliest practicable date following a Termination of Employment, if

                        (A) the Participant 5 fully (100%) vested in his or her Employer contribution Account balance on his Termination of Employment, or

                        (B) the distribution is made in a lump sum and does not exceed $3,500, or

                        (C) the distribution is made in a lump sum and the Participant has elected (with his spouse's consent) to receive such distribution; and

                        (D) distributions shall be made not later than the required beginning date for distributions.

        (2) On the earliest practicable date after the Allocation Date of the first Plan Year in which a Participant has a Break in Service, in any case not specified in Paragraph (1), provided that such Participant consents (and where applicable obtains his spouse's consent) to receive such distribution on such date.

        (b) In no event, unless a Participant consents to postponement under Subsection (d), may the distribution of his Account balance commence later than the sixtieth (60th) day after the last day of the Plan Year in which occurs the later of (1) a Participant's Normal Retirement Age, or (2) ; the date of his Termination of Employment.

        (c) The Participant or Beneficiary may elect to defer distributions under the Plan to the date specified in Section 8.04(a)(2) or to the latest date specified in Section 8.04(b). Any such deferral of distributions shall be administered in a uniform and non-discriminatory manner. The employer may not through the exercise of any discretion, deny a participant a Code Section 4"(d)
(6) protected benefit for which the participant is otherwise eligible.

        (d) A former Participant may consent to postpone the distribution of his Account balance beyond the latest date permitted by Subsection (b), but in no event later than April 1st of the calendar year following the year in which age 70-1/2 is attained, by filing a written statement with the Trustees describing the distribution to which he is entitled and stating the date upon which he desires such distribution to commence. Any such postponement shall require the approval of the Trustees.

        (e) For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin.

        (f) If the Plan has early retirement provision and contains either a minimum age or service for eligibility, a participant who meets the service requirement, but separates from service before early retirement will begin to receive benefits, unless otherwise elected upon meeting the early retirement age

        (g) Elective Deferrals may not be distributed earlier than upon one of the following events:

                (1) The employee's retirement, death, disability or separation from service;

                (2) The termination of the plan without establishment of a successor defined contribution plan other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a simplified employee pension plan as defined in section 408(k).

                (3) In case of a profit sharing or stock bonus plan, the employee's attainment of age 59-1/2 or, for plan year beginning before 1989, the employee's hardship;

                (4) the sale or other disposition by a corporation to an unrelated corporation of substantially all of the assets used in a trade or business, but only with respect to employees who continue employment with the acquiring corporation; and

                (5) The sale or other disposition by a corporation of its interest in a subsidiary to an unrelated entity but only with respect to employees who continue employment with the subsidiary.

                (6) All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements (if applicable) contained in section 4c(a) (11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by event (2), (4), or (5) enumerated above must be made in a lump sum.

        (h) The required beginning date of a participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                (1) Non-5-percent owners. The required beginning date of a participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                (2) 5-percent owners. The required beginning date of a participant who is a 5-percent owner during the year beginning after December 31, 1979, is the first day of April following the later of:

                        (i) the calendar year in which the participant attains age 70 1/2, or

                        (ii) the earlier of the calendar year with or within which ends the plan year in which the participant becomes a 5-percent owner, or the calendar year in which the participant retires.

The required beginning date of a participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

        (i) 5-percent owner. A participant is treated as a 5-percent owner for purposes of this section if such participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent plan year. Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the participant ceases to be a 5-percent owner in a subsequent year.

        8.05
        Repayment of Forfeitures

        (a) A former Participant who again becomes an Employee and satisfies all of the conditions set forth in this Subsection (a), may repay to the Trust Fund the amount of any distribution which was received upon the Participant's previous Termination of Employment. Upon such repayment, the Employer shall restore the portion of the Participant's Account balance which was forfeited upon such Termination of Employment, unadjusted for any gains or losses incurred by the Trust Fund since the Allocation Date as of which the forfeiture occurred. The right of repayment described in this Subsection (a) shall exist only if --

                (1) the Participant, following a previous Termination of Employment, received a distribution in one lump sum;

                (2) upon such Termination of Employment, such Participant was not fully (100%) vested in his Employer contribution Account balance; and

                (3) such repayment is made before the Participant has incurred five (5) consecutive one-year Breaks in Service.

        (b) Any restoration of forfeitures under Subsection (a) shall be made from Employer contributions.

        (c) If a benefit is forfeited because the Participant or beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or beneficiary.

        8.06
        Distributions After Death

        (a)(1)In the event a Participant dies before benefits commence and the Participant has not made a Qualified Election to waive the Pre-Retirement Annuity, such benefit shall be paid in the form of an immediate or deferred annuity for the surviving Spouse's lifetime or with the consent of the surviving Spouse in one lump sum. In the event a surviving Spouse elects to purchase a deferred annuity, distribution must commence not later than the date on which the Participant would have attained age 70-1/2. In the event the surviving Spouse is the Beneficiary and dies before distribution to such Spouse begins, the surviving Spouse shall be treated as if he or she were the Participant. If a Participant dies before benefits commence and his surviving Spouse is not the designated Beneficiary, the entire interest must be distributed within 5 years after the participant's death to the Participant's Beneficiary or Beneficiaries unless a designated Beneficiary elects not later than one year following the Participant's death to receive the distribution over the designated Beneficiary's lifetime. If distributions have commenced to the Participant before the Participant's death, the remaining portion of the Participant's benefit will be paid to the Participant's surviving Spouse or other Beneficiary as rapidly as under the method selected by the Participant. Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority. If distribution in the form of an annuity irrevocably commences to the participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

        (2) For purposes of Paragraph (1), payments will be calculated by use of the return multiples specified in section 1.72-9 of the Income Tax Regulations. Life expectancy of a surviving spouse may be recalculated annually. In the case of any other designated Beneficiary, life expectancy will be calculated at the time payment first commences and payments for any

12-consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced.

        (b) Notwithstanding the provisions contained in Subsection (a) and subject to the requirements contained in Section 8.02(a), a distribution on behalf of any Employee, including a 5% owner, may be made in accordance with the following requirements (regardless of when such distribution commences):

                (1) The distribution by the trust is one which would not have disqualified such trust under Section 401(a)(9) of the Code, as in effect prior to amendment by the Deficit Reduction Act of 1984.

                (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                (3) Such designation was in writing was signed by the Employee of the Beneficiary, and was made before January 1, 1984 and was made pursuant to
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA").

                (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                (5) (A) The method of distribution designated by the Employee of the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

                        (B) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

                        (C) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies all the applicable requirements described in Paragraphs 1 through 5 above.

                        (D) If a designation is revoked, and subsequent distribution must satisfy the. requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a) (9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life) . In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q & A J-2 and Q & A J-3 shall apply.

        8.07
        Beneficiaries

        (a) Upon receipt of a notification from the Trustees that an individual has qualified for participation in the Plan, a participant shall designate, on forms provided for that purpose by the Trustees and the Insurer, if applicable, a Beneficiary and successor Beneficiary. Such designation shall be subject to the following rules:

                (1) If the Participant is married, and has not made a Qualified Election, the Beneficiary shall be his Spouse.

                (2) If the Participant is married, and he revokes a Qualified Election, the Beneficiary shall be his Spouse.

                (3) If the Participant is not married or is married and has made a Qualified Election, the Beneficiary of any death benefit under the Plan shall be his designated Beneficiary.

                (4) If the Participant is married or unmarried and any life insurance or annuity contract is issued on his life under this Plan, the Beneficiary of such contract shall be the Trustee(s).

        The designation of a Beneficiary shall be effective upon its receipt in proper form by the Trustees, or, if applicable, the Insurer.

        (b) The Trustees of the Insurer may prescribe rules and regulations for changing the Beneficiary. If any Participant fails to designate a Beneficiary or is predeceased by the designated Beneficiary, the Beneficiary shall be:

                (1) the Participant's Spouse, if married, otherwise

                (2) the Participant's living children (including adoptive children) in equal shares, otherwise

                (3) The Participant's parents, if living, in equal shares.

        8.08
        Incompetency

        A Participant or Beneficiary may be, in the judgment of the Trustees, legally, physically or mentally incapable of personally receiving and receipting for any payment due under this Plan. If so, payment may, in the discretion of the Trustees, be made to the guardian or legal representative of such Participant or Beneficiary. If no guardian or representative exists, payment may be made to any other person or institution which, in the judgment of the Trustees, then maintains or has custody of, such Participant or Beneficiary.



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

           ARTICLE IX -- LIFE INSURANCE POLICIES AND ANNUITY CONTRACTS

        9.01
        Purchase of Life Insurance

        The trustees shall apply for and will be owner of any insurance contract purchased under the terms of this plan. The insurance contract(s) must provide that proceeds will be payable to the trustee, however the trustee shall be required to pay over all proceeds of the contract(s) to the participant's designated beneficiary in accordance with the distribution provisions of this plan. A participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made with spousal consent in accordance with Section 8, Joint and Survivor Annuity Requirements, if applicable. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of this plan and the terms of any insurance contract purchased hereunder, the plan provisions shall control.

        9.02
        Ownership of Policies and Contracts

        (a) The Trustees shall own all life insurance and annuity contracts acquired under the Plan and shall be designated as sole owner in each contract and shall abide by the terms of this plan including the joint and survivor annuity requirements

        (b) In the event that this Plan substitutes for a previous Plan which was non-trusteed, any life insurance or annuity contract which was purchased under such previously existing plan may be kept in force under this Plan even though it is owned by the Participant and not by the Trustees. Each such contract shall be non-transferable and must be endorsed to prohibit the owner from exercising the loan and assignment privileges without the consent of the Employer.

        (c) In the event that any life insurance contract was purchased under a pre-existing plan on the life of a Participant, such contract may be maintained under this Plan (even if not issued by the Insurer) . The only annuity contracts which may be maintained under this Plan are those which are issued by the Insurer.

        9.03
        Incidental Death Benefits

        (a) The limitations on the amount of insurance which may be purchased under the Plan are the portion of Employer contributions and forfeitures allocated to the Participant's Account for the current and first two (2) preceding Plan Years used to purchase term or universal life insurance policies, plus 50% of the portion used to purchase ordinary life insurance and endowment policies other than retirement income policies, shall at no time exceed 25% of the portion of such sum not used to purchase retirement income policies. All amounts allocated prior to the last two Plan Years may be applied to the purchase of whole life or term insurance. For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than 1/2 of the aggregate employer contributions allocated to any participant will be used to pay the premiums attributable to them. The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums will not exceed 1/4 of the aggregate employer contributions and employee deferrals allocated to any participant.

        (b) As soon as practicable after each Allocation Date, the Trustees shall recompute the maximum death benefit purchasable in accordance with the provisions of Section 9.03(a). If upon such recomputation it is determined that the face amount of the contract(s) on the Participant's life exceeds the maximum death benefit as so recomputed, or if such Participant shall have modified or terminated his election, the Trustees shall take such action as may be specified by the Insurer to adjust the face amount of the contract(s) held for the Participant so as not to exceed the limitation contained in Section 9.03(a).

        9.04
        Increases and Reductions in Face Amount

        (a) Each policy acquired under this Article IX shall be purchased from assets of the Account of the Participant on whose life such contract is issued and shall be an asset of the Trust earmarked for such Participant's Account.

        (b) A Participant who desires to maintain less life insurance under the Plan than the amount in force may elect to purchase the contract(s) issued on his life for an amount equal to the net cash value. Alternatively, the Trustees may borrow out the loan value(s) and sell the contract(s) subject to the loan(s) to the Participant for the then remaining value. If the Participant does not elect to make the purchase, the contract(s) will be surrendered.

        9.05
        Application of Dividends

        All dividends or credits earned on insurance contracts will be allocated to the Account of the Participant on whose life such contract was issued.

        9.06
        Refund of Premiums

        If a premium or the cost of insurance on a life insurance contract Is waived on account of a Participant's disability, the premium or the cost of insurance which is returned by the Insurer shall be added to the disabled Participant's Account.

        9.07
        Distribution of Life Insurance policies

        Life Insurance policies shall be either converted to cash, an annuity contract, or distributed to the Participant at or before retirement. If the participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be



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

 made in accordance with the
requirement of section 401(a) (9) of the Code and the proposed regulations thereunder.

                           ARTICLE X -- MISCELLANEOUS

        10.01
        Non-Alienation and Non-Assignment of Benefits

        (a) No benefit under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, charge, encumbrance, garnishment, levy or attachment. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, charge, encumber, garnish, levy upon or attach any benefit under this Plan shall be void. No benefit under this Plan shall be in any manner liable for or subject to the debts, contracts, liabilities engagements or torts of the person entitled to it.

        (b) The prohibition against assignment and alienation of benefits contained in Subsection (a) shall not apply to any benefit payable with respect to a Participant pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code or pursuant to any domestic relations order if such order was entered before January 1, 1985.

        10.02
        Amendment to Plan

        (a) The Employer may amend any selection it has made in Article I or replace this Plan with another program, at any time. Also, no amendment or replacement of the Plan may change, without the Trustees' written consent, the duties, responsibilities, rights or privileges of the Trustees under the Plan.

        (b) No amendment or replacement of the Plan may deprive any Participant of any benefit accrued under the Plan, decrease a Participant's Account balance or eliminate an optional form of distribution, except for the removal of an option which does not involve a Participant's "protected benefits" as determined in accordance with regulations to be prescribed by the Secretary of the Treasury, except to the extent such amendment is necessary for the Plan to obtain or retain its qualified status or to conform the Plan to any other law or regulation which pertains to qualified retirement plans.

        (c) The Employer may amend this Plan if the amendment relates to administrative provisions of the trust or custodial account document (such as provisions relating to investments and the duties of trustees), so long as the amended provisions are not in conflict with any other provisions of the plan and do not conflict with any other provision of the plan and do not cause the plan to fail to qualify under section 401(a) of the Code.

        (d) The sponsoring organization may amend any part of the plan. For purposes of sponsoring organization amendments, the mass submitter shall be recognized as the agent of the sponsoring organization. If the sponsoring organization does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan. The employer may (1) change the choice of options in the adoption agreement, (2) add overriding language in the adoption agreement when such language is necessary to satisfy section 415 or section 416 of the Code because of the required aggregation of multiple plans, and

(3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed. An employer that amends the plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this regional prototype plan and will be considered to have an individually designed plan.

        10.03
        Merger or Consolidation

        If this Plan merges or consolidates with, or transfers assets or liabilities to, any other plan, each Participant in this Plan shall be entitled to receive a benefit immediately after the merger, consolidation or transfer (assuming that the Plan had then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (assuming that the Plan had then terminated).

        10.04
        Termination of Plan

        The Employer may terminate the Plan at any time. No benefit shall accrue to any Participant after such termination. Upon the termination or partial termination of the Plan, each affected Participant shall be 100% vested in his Accounts. If this Plan is a Profit Sharing Plan, in the event of a complete discontinuance of contributions under the Plan, each affected Participant shall be 100% vested in his Account under such Plan.

        10.05
        Gender and Form

        Wherever any words are used in this Plan in the masculine gender, they should be considered as if they are also used in the feminine gender, in all cases where they so apply and vice-versa; and wherever any words are used in this Plan in a singular form, they should be considered as if they are also used in a plural form, in all cases where they so apply and vice-versa.

        10.06
        Conditions on Employer Contributions

        (a) The Employer's contribution is conditioned upon the initial qualification of the Plan under Section 401(a) of the Code. If the Plan fails to qualify, the Trustees shall within one year after the date initial qualification is denied, dispose of each contract and liquidate each Account as if the Participant on whose life such contract was issued or for whom such Account was established had resigned with a non-forfeitable percentage of zero, and each Participant's voluntary contributions, if any, plus any gains and less any losses and expenses attributable thereto, shall be returned to the Participant who made it. However, if this Plan is being substituted for a previous program, the Trustees shall dispose of each contract in accordance with non-forfeitable provisions of this plan. In the event that the Commissioner of the Internal Revenue determines that the plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer's return for the taxable year in which the Plan is adopted, or such later year as the Secretary of the Treasury may prescribe.

        (b) All contributions made by the Employer to the Plan are conditioned upon their deductibility under Section 404 of the Code. If the deduction for any contribution is denied, the value of the contribution shall to the extent it is disallowed be returned to the Employer within one year following the date of disallowance.

        (c) If any Employer contribution to this Plan is made by a good faith mistake of fact, the value of the contribution may be returned to the Employer within one year following the date it is made.

        10.07
        Conflict Between Plan and Contracts

        In the event of a conflict between the provisions of the Plan and any insurance contract issued under or to the Plan, the provisions of the Plan shall govern.

        10.08
        Furnishing Information to Participants, Etc.

        (a) The Trustees shall notify all persons who are eligible to participate in this Plan, informing them of the basic provisions of the Plan and their rights and obligations under it.

        (b) The Employer shall require each Participant to take whatever action may be necessary by such Participant to permit the Administrator, the Trustee, the Participant and the Insurer to comply, with the laws and regulations applying to the Plan. The Trustees shall take all necessary steps to carry out the provisions of the Plan.

        10.09
        Annual Accounting

        The Trustee shall give to the Employer an annual accounting on the basis of the Plan Year showing receipts and the charges and credits made under the Plan. Such accounting shall be based upon the current fair market value of the Trust assets. The value of any insurance or annuity contract shall be determined in the same way as in Section 4.09(b). The Employer's approval of the Trustee's accounting will be assumed at the end of 90 days after receipt by the Employer unless the Trustee is notified otherwise. The Trustee shall also, on request, provide the Employer with whatever information the Employer deems necessary to enable it to comply with the reporting and disclosure requirements established by federal law.

        10.10
        Exclusive Benefit

        This Plan has been established for the exclusive benefit of the Participants and their Beneficiaries. No trust funds shall revert to or be used by or enjoyed by the Employer, except to the extent provided by Section 10.06.

        10.11
        Hardship Withdrawals

        A Participant may apply in writing to the Plan Administrator for a hardship withdrawal at any time. The withdrawal must be for an immediate and heavy financial need of the Participant for which funds are not reasonably available from other resources of the Participant. Hardship withdrawals are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code. If approved by the Plan Administrator, such withdrawal shall equal the lesser of (i) the amount required to be distributed to meet the need created by the hardship, or (ii) the Participant's total accumulated contributions exclusive of earnings after 1988. The only circumstances which may warrant approval of a Participant's application for a hardship withdrawal are:

        (a) Medical expenses described in section 213(d) of the Code incurred by the employee, the employee's spouse, or and dependents of the employee (as defined in section 152);

        (b) Purchase (excluding mortgage payments) of a principal residence for the employee;

        (c) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the employee, his or her spouse, children, or dependents; or

        (d) The need to prevent the eviction of the employee from his principal residence or foreclosure on the mortgage of the employee's principal residence.

        10.12
        Hardship Withdrawals Limitations

        The following conditions apply to withdrawals made under Section 10.11:

        (a) A Participant may make only one withdrawal from his Tax Sheltered Savings Account in any 12-month period.

        (b) Withdrawals pursuant to Section 10." hereof shall be based on the value of the Participant's Tax Sheltered Savings Account as of the Valuation Date coincident with or next following the Participant's request.

        (c) Withdrawals shall be made from the investment fund(s) designated by the Participant in writing on a form supplied by the Plan Administrator.

        (d) If a hardship withdrawal is allowed by the Plan Administrator the withdrawal will be made without forfeiting vested benefits based upon employer contributions.

        (e) Distribution of Elective Deferrals (and any earnings credited to a participant's account as of the end of the last Plan Year ending before July 1,
1989) may be made to a participant in the event of hardship.

        10.13
        Hardship Withdrawals Immediate Financial Need

A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of an employee if all of the following requirements are satisfied:

        (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the employee (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution),

        (b) The employee has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the employer,

        (c) The plan, and all other plans maintained by the employer, provide that the employee's elective contributions and employee contributions will be suspended for at least 12 months after receipt of the hardship distribution, and

        (d) The plan, and all other plans maintained by the employer, provide that the employee may not make elective contributions for the employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) for such next taxable year less the amount of such employee's elective contributions for the taxable year of the hardship distribution.



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

                       ARTICLE XI -- LOANS TO PARTICIPANTS

        11.01
        Loans from the Plan

        Any Participant or beneficiary may apply to the Plan Administrator for a loan from the Plan. All such loans are available to Participants and beneficiaries on the same basis with no special treatment of favoritism shown to officers, stockholders, or highly compensated employees. The Plan Administrator can establish the policy of denying loans to all Participants and/or beneficiaries. No loans will be made to any share-holder employee or owner-employee. For purposes of this requirement, a share-holder employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is consider as owning within the meaning of section 318 (a) (1) of the Code, on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

        11.02
        Amount of Loan

        Participant loans, including all Plans of the Employer, are limited to an amount not to exceed the lesser of:

        a)     50% of the Participant's accrued vested benefit; or
        b)     $50,000.

        The $50,000 limitation is reduced by the highest outstanding loan balance during the previous twelve (12) months.

        11.03
        Term of Loan

        The maximum term for a Participant loan is five (5) years unless the purpose of the loan is for the purchase of a dwelling to be used as principal residence of the Participant ("home loan").

        11.04
        Spousal Consent

        A participant must obtain the consent of his or her spouse, if any, to use of the account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan. If a valid spousal consent has been obtained, then, notwithstanding any other provision of this plan, the portion of the participant's vested account balance used as a security interest held by the plan by reason of a loan outstanding to the participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

        11.05
        Security

        All Participant loans must be secured, in writing, by no more than one half of the non-forfeitable amount of the Participant's accrued vested benefit. When the Participant terminates employment with the Employer, dies, or becomes disabled, any unpaid portion of the loan will be subtracted from the amount of any distribution due the Participant from the Plan.

        11.06
        Rate of Interest

        All Participant loans will bear a rate of interest equal to 1% above the current Bank of America's Prime Lending Rate in force at the time such loan is transacted.

        11.07
        Repayment of Loan

        Generally, all loans must be repaid within five (5) years from the date the loan is approved with the outstanding balance due at maturity. The only exception to this general rule is "home loans" which may be written for a reasonable term, exceeding five years. Participants will be required to make fully amortized payments at least on a quarterly basis.

        11.08
        Default on Payments

        Participant loans will be subject to demand in the event of default or foreclosure, but attachment of security will not occur until a distributable event occurs in the Plan.

        "Default" is defined as follows:

        a) Failure to make a payment when due (or within ten (10) days thereafter).

        b) Another note of Borrower to Lender becomes or is declared to be due and payable prior to its maturity.

        c) Property pledged as security has become subject to attachment or garnishment, or has been disposed of without provision of satisfactory substitute.

        d) Borrower seeks relief from claims of creditors by invoking the provisions of the federal Bankruptcy Code or state law.

        e) Borrower is subject to bankruptcy, insolvency or other similar proceeding started by another, consents to, or approves of any such proceeding, or a receiver is appointed with respect to the Borrower.

        11.09
        Late Payments

        Should an installment payment not be received within ten (10) days of the due date, the Participant will be charged a late fee of $10.00. If the late fees have not been paid by the maturity date of the note (or such earlier time as demand for the balance is made), the outstanding charges will be withdrawn from the Participant's account balance.

        11.10
        Interest Credited

        Participant loans are deemed to be investments made solely for the benefit of the account of the Participant under the Plan. Thus, all interest paid with respect to any Participant loan is credited to the account of the Borrower, and any loss or other expense associated with any such loan is borne by the account of the Borrower.

        11.11
        Death of Participant

        In the event of the Participant's death prior to the complete repayment of this loan, including principal and accrued interest, the Administrator is directed to distribute the Note evidencing this loan to the Beneficiary(ies) designated by the Participant under the terms of the Plan and Trust Agreement(s) covering the Participant's account, and, in the absence of such designation, then pursuant to the laws of intestacy of the State of California. Under no circumstances will the Administrator be required to make a creditor's claim against the Participant's estate for the payment of this loan. Should the Participant's death necessitate such a claim, it shall be prosecuted, if at all, by the Participant's Beneficiary(ies) either directly or on behalf of the Administrator as permitted by the applicable probate procedure. All reasonable costs and expenses relating to such claim will be borne by the account of the Participant.

        11.12
        Loan Request

        A Participant or beneficiary must complete and return Participant Loan Application to the Plan Administrator, so that a determination can be made as to the requested Participant loan.

        11.13
        Existing Balances

        No loan to any participant or beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the participant or beneficiary would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable accrued benefit of the participant or, if greater, the total accrued benefit up to $10,000. For the purpose of the above limitation, all loans from all plans of the employer and other members of a group of employers described in section 414(b), 414(c), and 414(m) and (o) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the participant. An assignment or pledge of any portion of the participant's interest in the plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the plan, will be treated as a loan under this paragraph.



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

                     ARTICLE XII -- TRUST AND ADMINISTRATION

        12.01
        Appointment of Trustees

        The assets of the Trust Fund shall be held by the Trustee or Trustees appointed by the Employer provided, however, that in the case of a sole-proprietorship there shall not be fewer than two (2) Trustees. The Trustees shall hold office until their successors have been duly appointed or until death, resignation or removal.

        12.02
        Authority to Act

        The Trustees shall act unanimously, except that if at any time there are more than two (2) Trustees, they shall act by majority vote and may act either by vote at a meeting or in writing without a meeting. However, if there is more than one Trustee, each Trustee shall be empowered to sign any document or otherwise enter into any transaction on behalf of all Trustees.

        12.03
        Appointment of Consultants

        The Trustees may appoint such independent accountants, enrolled actuaries, legal counsel, investment advisors, and other agents or specialists as they deem necessary or desirable in connection with the performance of their duties hereunder. The Trustees shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by them in good faith in relying upon any opinions or reports which shall be furnished to them by any such independent accountants, enrolled actuary, legal counsel, investment advisor or other specialist.

        12.04
        Expenses of the Trust

        The Trustees shall serve without compensation for services as such. All expenses of the Trust shall be paid by the Employer. Such expenses shall include any expenses incidental to the operation of the Trust, including, but not limited to, fees of independent accountants, enrolled actuaries, legal counsel, investment advisors and other agents or specialists and similar costs.

        12.05
        Fiduciary Duties

        The Trustees shall discharge their duties with respect to the Plan solely in the interests of the Participants and their Beneficiaries and

        (a) for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

        (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims;

        (c) by diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

        (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

        12.06
        Indemnification by Employer

        The Employer shall indemnify and hold harmless each of the Trustees against any and all claims, loss, damages, expense (including legal fees and other expenses of litigation) and liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such Trustee.

        12.07
        Plan Administration

        The Employer is hereby designated as the "administrator" of the Plan within the meaning of Section 3(16)(A) of ERISA, unless another Plan Administrator is chosen in the Adoption Agreement. The Trustees are hereby designated as "named fiduciaries" within the meaning of Section 402(a)(2) of ERISA, and shall, unless otherwise provided pursuant to Subsection (b), jointly administer the Plan as agents of the Employer in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. In carrying out their duties with respect to the general administration of the Plan, the Trustees shall have, in addition to any other lawful powers and not by way of limitation, the following powers:

        (a) to determine all questions relating to eligibility to participate in the Plan;

        (b) to compute the amount and kind of benefits payable to the Participants and their Beneficiaries;

        (c) to make disbursements from the Trust in accordance with the provisions of the Plan;

        (d) to maintain all records necessary for the administration of the Plan;

        (e) to interpret the provisions of the Plan and to make and publish such rules and regulations as are consistent with the terms of the Plan

        (f) to modify the method of accounting for the Plan; and

        (g) the determination of the Plan Administrator and Trustees shall be final and binding and shall be overturned only if it is determined that the decision was arbitrary and capricious. All matters must go to mandatory arbitration before the American Arbitration Association if there is a dispute.

        12.08
        Establishing the Trust Fund

        The Trustees shall receive all cash contributions paid to them and shall establish the Trust Fund. The Trust Fund shall beheld, managed and administered in accordance with the terms of this Plan and Trust.

        12.09
        Investing Trust Fund Assets

        (a) The Trustees shall invest and reinvest the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in such securities of other property, real or personal, foreign or domestic, whoever situated, as the Trustees shall deem advisable. The Trust Fund may be invested in, but is not limited to, the general account of an insurance company licensed to do business in the state in which the Employer's principal place of business is located, shares in a regulated investment company or plans for accumulation of such shares, common or preferred stocks, bonds and mortgages, and other evidence of ownership or indebtedness. In making such investments, the Trustees shall not be restricted to securities or other property of the character authorized or required by applicable law for trust investments. Each Participant will direct the Trustees as to the type of investment(s) to be purchased with the participant's account.

        (b) The Trustee can establish a policy allowing Participant Directed Accounts. Participant Directed Accounts shall relieve the Trustees from any fiduciary responsibility or liability with respect to the self-directed investments. Each Participant will direct the Trustee as to the type of investment(s) to be purchased with the Participant's account

        12.10
        Permissible Investments

        The Trustees shall have the following powers and authority in the investment of the assets of the Trust Fund:

        (a) to apply for an purchase individual and group life insurance and annuity contracts;

        (b) to purchase, or subscribe for, any securities (including shares in a regulated investment company or plans for the accumulation of such shares) or other property, including call and put options and futures contracts, and to retain the same in trust (The Trustees are specifically authorized to limit investment, in their own discretion, to shares or regulated investment companies or to plans for the accumulation of such shares);

        (c) to sell, exchange, convey, transfer or otherwise dispose of, by private contract or at public auction, any securities or other property held by them; and no person dealing with the



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

Trustees shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

        (d) to vote any stocks, bonds or other securities, to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities; to pay any assessments or charges in connection with any security; to delegate any discretionary powers; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held as part of the Trust Fund;

        (e) to cause any securities or other property held as part of the Trust Fund to be registered in their own names or in the name of one or more nominees, and to hold any investments in bearer form, but the books and records of the Trustees shall at all times show that all such investments are part of the trust Fund;

        (f) to borrow or raise money for the purposes of the Plan in such amount and upon such terms and conditions as the Trustees shall deem advisable; and for any sum so borrowed, to issue their promissory note as Trustees and to secure the repayment thereof pledging all, or any part, of the Trust Fund; and no person lending money to the Trustees shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of any such borrowing;

        (g) to keep such portion of the Trust Fund in cash or cash balances as the Trustees may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

        (h) to accept and retain for such time as may seem advisable any securities or other property received or acquired by them as Trustees hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

        (i) to sell call options on any national securities exchange with respect to securities held in the Trust Fund, and to purchase call options for the purpose of closing out previous sales of call options; and

        (j) to appoint any bank or trust company as corporate trustee and to sign agreement with any corporate trustee to provide for the investment of any Trust Fund assets.

        12.11
        Funding Policy

        The Trustees shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. The Trustees should meet at least annually to review such funding policy and method. In establishing and reviewing such funding policy and method, the Trustees shall endeavor to determine the Plan's short-term and long-term financial



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

needs, taking into account the need for liquidity to pay benefits and the need for investment growth.

        12.12
        Payments From Trust Fund

        The Trustees shall from time to time make payments out of the Trust Fund in accordance with the provisions of the Plan in such manner, in such amounts and for such purposes as they may determine, and when any such payment has been made, the amount thereof shall no longer constitute a part of the Trust Fund.

        12.13
        Resignation or Removal of Trustees

        Any Trustee may be removed by the Employer at any time upon thirty (30) days' notice in writing to the Trustees, which notice may be waived by the Trustees. A Trustee may resign at any time upon thirty (30) days notice in writing to the Employer, which notice may be waived by the Employer. Upon such removal or resignation of a Trustee, or upon the death or disability of a Trustee, the Employer may, or in the event there is no then acting Trustee, who shall have the same powers and duties as those conferred upon the other trustees, who shall have the same powers and duties as those conferred upon the other Trustee.

        12.14
        Transfer From Other Plans

        The Trustees are authorized to receive any assets which may be transferred to this Plan from another plan which is qualified under Section 401(a) of the Code or which is replaced by this Plan. Amounts so transferred or rolled over, if permitted, shall be accounted for separately and shall be their own sub-trust.

        12.15
        Claims Review Procedure

        Benefits shall be payable in accordance with Plan provisions. A Participant or Beneficiary who fails to receive or has a dispute regarding benefits under the Plan, and who believes he or she is entitled to such benefits, may file a claim for such benefits. If such a claim is denied in while or in part, the Trustees shall give the claimant in writing:

        (a) the reason for such denial;

        (b) the provisions of the Plan upon which the claim denial is based;

        (c) a description of additional information which may tend to establish the claim, including an explanation of why the additional material will be helpful; and

        (d) an explanation of the Plan's claim review procedure.



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

        (e) The claimant may obtain a review by the Employer of the denial of the claim by submitting a written request to the Employer within 60 days of receiving the information described above. The Employer shall, upon receipt of such a request from the claimant, advise the claimant of the time, date and place of the review, which shall be during normal business hours not more than 30 days after the date of the claimant's request. The claimant may, upon written request to the Employer, review pertinent documents at reasonable times at the office of the Employer. The claimant may submit issues and comments in writing. The claimant may authorize a representative to appear for the claimant by designating such representative to the Employer in writing. The claimant may withdraw such authorization or authorize a different representative in the same manner. The Employer shall be the "named fiduciary" within the meaning of
Section 402(a) of ERISA for the purpose of deciding appeals of denied claims. After a denial of a claim, the matter must be submitted to the American Arbitration Association for a determination prior to submission of the matter to Federal Court. If the claimant does not submit the matter to arbitration then the Plan and Fiduciaries of this Plan shall not be liable for attorney's fees in the event that the claimant prevails in Federal Court.



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

    ARTICLE XIII-LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING EMPLOYER
                                  CONTRIBUTIONS

        13.01
        Contribution Percentage

        (a) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

        (b) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

        13.02
        Definitions

For purposes of this Article XIII, and for purposes of Article XVI of this Plan, the following definitions shall apply.

        (a) "Average Contribution Percentage", "ACP" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group. The plan shall take into account the actual contribution ratios of all eligible employees for the purpose of determining the actual contribution percentage

        (b) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the sum of the Employee Contributions and Matching Contributions under the plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. An Eligible Employee who makes no employee contributions and who receives no matching contributions shall have a contribution ratio that is to be included in determining the ACP of zero. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions

        (c) "Eligible Participant" shall mean any employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the plan, any employee who would be a participant in



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

the plan if such employee made such a contribution shall be treated as an eligible participant on behalf of whom no Employee Contributions are made.

        13.03
        Special Rules

        (a) For purposes of this Article XIII, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions, or to receive Matching Contributions or Elective Deferrals allocated to his account under two or more plans described in Section 401(a) of the Code or arrangements described in
Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan and if those plans have different plan years then all such Plans whose limitation year ends with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily desegregated under regulations under section 401(m) of the Code. Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for participants who are Non-highly Compensated Employee and for participants who are Highly Compensated Employees.

        (b) All employee deferrals and matching contributions that are made under two or more plans that are aggregated for purposes of section 401(a) (4) and 410(b) (other than section 410(b)(2)(A)(ii)) are to be treated as made under a single plan for the purposes of determining whether the plan satisfies the actual contribution percentage test of IRC section 401(m). If two or more plans are permissively aggregated for purposes of section 401(m), the aggregated plans must also satisfy section 401(a) (4) and 410(b) as though they were a single plan, but for plan years beginning after December 31, 1989, plans may be aggregated only if the plans have the same Plan Year.

        (c) A Highly compensated Employee who is either a 5% owner or one of the ten most highly compensated employees and is therefore subject to the family aggregation rules of IRC section 414(q)(6), the actual contribution ratio (ACR) for the family group (which is treated as one highly compensated employee) shall be the greater of (1) the ACR determined by combining the contributions and compensation of all eligible family members who are highly compensated without regards to family aggregation, and (2) the ACR (actual contribution ratio) determined by combining the contributions and compensation of all eligible family members. Except to the extent taken into account in the preceding sentence, the contributions and compensation of all family members are to be disregarded in determining the actual contribution percentages for the groups of highly compensated employees and nonhighly compensated employees.

        (d) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

        (e) In calculating the actual contribution percentage (ACP) test of section 401(m) for a plan year, contributions will be taken into account as follows: An employee deferral is to be taken into account if it is paid to the trust during the plan year or paid to an agent of the plan and transmitted to the trust within a reasonable period after the end of the plan year. An excess contribution to a cash or deferred arrangement that is recharacterized is to be taken into account in the plan year in which the contribution would be have been received in cash by the employee had the employee not elected to defer the amounts. A matching contribution shall be taken into account for a plan year only if it is (1) made on account of the employee's elective or employee contributions for the plan year, (2) allocated to the employee's account as of a date within that year, and (3) paid to the trust by the end of the twelfth month following the close of that year. Qualified matching contributions which are used to meet the requirements of Code
Section 401(k) (3) (A) are not to be taken into account for purposes of the ACP test of Code Section 401(m).

        (f) For purposes of determining the Contribution Percentage of an Eligible Participant who is a Highly Compensated Employee, the Employee Contributions, matching Employer Contributions, qualified nonelective contributions, and Compensation of such Participant shall include the Employee Contributions, Matching Contributions, qualified nonelective contributions, and Compensation of Family Members, and such Family Members shall be disregarded in determining the Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees. For purposes of determining in Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

        (g) A separate account must be maintained for each participant's matching contributions as described in Code Section 401(m) (4) (A), that are not used to satisfy the test provided in Code Section 401(k) (3).

        (h) The employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

        (i) If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both test exceeds the Aggregate limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees. "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the plan subject to Code section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and



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

(ii) the lesser of 200% or two plus the lesser of such ADP or ACP.
"Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "two plus the" in "(ii)" if it would result in a larger Aggregate Limit.



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

              ARTICLE XIV-DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

        14.01
        In General

        Notwithstanding any other provision of the plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than April 15, 1988 and each April 15 thereafter to Participants who claim such Allocable Excess Deferral Amounts for the preceding calendar year. "Elective Deferrals" shall mean any employer contributions made to the plan at the election of the participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a participant's Elective Deferral is the sum of all Employer contributions made on behalf of such participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(l)(B), any eligible deferred compensation plan under section 457, any plan as described under section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of any annuity contract under section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

        14.02
        Definitions

        For purposes of this Plan, the "Excess Elective Deferrals" shall mean Elective Deferrals that are includable in a participant's gross income under section 402(g) of the Code to the extent such participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as annual additions under the plan, unless such amounts are distributed no later than the first April 15 following the close of the participant's taxable year. Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of: (1) income or loss allocable to the participant's Elective Deferral account for the taxable year multiplies by a fraction, the numerator of which is such participant's Excess Elective Deferrals for the year and the denominator is the participant's account balance attributable to Elective Deferrals with regard to any income or loss occurring during such taxable year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

        14.03
        Claims

        A mechanism must be provided by which a participant may notify or be deemed to notify the Plan Administrator of Excess Elective Deferrals, and if in writing it shall be submitted to the plan administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the Preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts



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

deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

        Deemed notification occurs if Excess Elective Deferrals arise solely from Elective Deferrals made under the plan or plans of this employer. A participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this plan and any other plans of this employer.

        14.04
        Maximum Distribution Amount

        Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income and , if there is a loss allocable to the Excess Deferral, shall in no event be less than the lesser of the Participant's account under or the Participant's Elective Deferrals for the Plan Year.

               ARTICLE XV -- DISTRIBUTION OF EXCESS CONTRIBUTIONS

        15.01
        In General

        Notwithstanding any other provision of the plan, Excess Contributions and income allocable thereto shall be distributed no later than the last day of each plan year beginning after December 31, 1987, to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

        15.02
        Excess Contributions

        "Excess Contributions" shall mean the amount of deferred contributions described in Code Section 401(k) (3) (B) made by Highly Compensated Employees which cause the plan to fail the annual contribution percentages test of Article
13.01 of this plan. Excess Contributions of participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

        15.03
        Allocable Income for the Plan Year

        Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) income or loss allocable to the participant's Elective Deferral account (and, if applicable, the Qualified Non-elective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

        15.04
        Maximum Distribution Amount

        The Excess Contributions which would otherwise be distributed to the Participant shall be adjusted for income and reduced (in accordance with IRS regulations) by the amount of Excess Deferrals distributed to the Participant. If there is a loss allocable to the Excess Contributions, it shall in no event be less than the lesser of the Participant's account under the plan or the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year.

        15.05
        Accounting for Excess Contributions

        Excess Contributions shall be distributed from the participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the participant's Elective Deferral account and Qualified Matching Contribution account.

        "Excess Contributions" shall mean with respect to any Plan Year, the excess of the aggregate amount of employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over, the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

        15.06
        Family Aggregation Rules

        In the case of a highly compensated employee whose actual deferral ratio
(ADR) is determined under the family aggregation rules, the determination of the amount of excess contributions shall be made as follows:

        (a) If the highly compensated employee's ADR is determined by combining the contributions and compensation of only those family members who are highly compensated without regard to family aggregations, then the ADR is reduced in accordance with the "leveling" method described in section l.401(k)-l(f) (2) of the regulations and the excess contributions for the family unit are allocated among the family members in proportion to the contributions and compensation of each family member that have been combined.

        (b) If the highly compensated employee's ADR is determined by combining the contributions and compensation of all family members, then the ADR is reduced in accordance with the leveling method but not below the ADR of eligible non-highly compensated family members. Excess contributions are determined by taking into account the contributions of the eligible family members who are highly compensated without regard to family aggregation and are then allocated among such family members in proportion to their contributions. If further reductions of the ADR are required, excess aggregate contributions resulting from this reduction are determined by taking into account the contributions of all eligible family members and are allocated in the amount to each family member in proportion to their contribution.

        (c) In the case of a highly compensated employee whose actual deferral ratio (ADR) is determined under the family aggregation rules, the determination of the amount of excess contributions shall be made as follows: The ADR is reduced in accordance with the "leveling" method described in section l.401(k)-l(f) (2) of the regulations and the excess contributions are allocated among the family members in proportion to the contributions of each family member that have been combined.

        (d) The amount of excess contributions for a highly compensated employee will be determined in the following manner. First, the actual deferral ratio
(ADR) of the highly compensated employee with the highest ADR is reduced to the extent necessary to satisfy the actual deferral percentage (ADP) test or cause such ratio to equal the ADR of the highly compensated employee with the next highest ratio. Second, this process is repeated until the ADP test is satisfied. The amount of excess contributions for a highly compensated employee is then equal to the total of elective and other contributions taken into account for the ADP test minus the product of the employee's contribution ratio as determined above and the employee's compensation.

        (e) The amount of excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same plan year and excess deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed for the plan beginning in such taxable year.

        15.07
        Correction of Excess Deferrals

        (a) The amount of excess deferrals for a highly compensated employee for a plan year is the amount (if any) by which the employee's elective contribution must be reduced for the employee's actual deferral ratio to equal the highest permitted ratio under the plan. To calculate the highest permitted actual deferral ratio (ADR) under the plan, the (ADR) of the highly compensated employee with the highest (ADR) is reduced by the amount required to cause the employee's (ADR) to equal the ratio of the highly compensated employee with the next highest (ADR). If a lesser reduction would enable the arrangement to satisfy the actual deferral percentage (ADP) test, only this lesser reduction may be made. This process must be repeated until the cash or deferred arrangement satisfies the (ADP) test. The highest (ADR) remaining under the plan after leveling shall be the highest permitted (ADR). In no case may the amount of excess deferrals be distributed for the plan year with respect to any highly compensated employee, exceed the amount of elective contributions made on behalf of the highly compensated employee for the plan year.

        (b) The amount of excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same plan year, and excess deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed for the plan beginning in such taxable year.

        15.08
        Failure to Correct Excess Contribution

        Failure to correct excess contributions by the close of the plan year following the plan year for which they were made will cause the cash or deferred arrangement to fail to satisfy the requirements of Code section 401(k) (3) for the plan year for which the excess contributions were made and for all subsequent years they remain in the trust. Also, the employer will be liable for a 10% excise tax on the amount of excess contributions and any excess aggregate contributions unless they are corrected within 2 1/2 months after the close of the plan year for which they were made.

        15.09
        Record Keeping

        The Trustee shall correct excess contributions by distributions to highly compensated employee(s). Records shall be kept by the Employer that demonstrate compliance with the nondiscrimination requirements of Code Section 401(k) including the extent to which qualified nonelective contributions and qualified matching contributions are taken into account.

        15.10
        Non-Elective and Matching Contributions

        (a) Non-elective contributions and/or matching contributions may be treated as elective contributions only if each of the following applicable conditions are satisfied:

                (1) The amount of nonelective contributions, including those qualified nonelective contributions treated as elective contributions for the purposes of the actual deferral percentage test, satisfies the requirements of section 401(a) (4).

                (2) The amount of nonelective contributions, excluding those qualified nonelective contributions treated as elective contributions for purposes of the actual deferral percentage test and those qualified nonelective contributions treated as matching contributions under Section l.401(m)-l(b) (5) for purposes of the actual contribution percentage test, satisfies the requirements of section 401(a)(4).

                (3) For plan years beginning before January 1, 1987, or such later date provided in Treasury Regulation l.401(k)-l(h), the matching contributions, including those qualified matching contributions treated as elective contributions for purposes of the actual deferral percentage test, satisfy the requirements of section 401 (a) (4).

                (4) For plan years beginning before January 1, 1987, or such later date provided in Treasury Regulation 4.101(k)-l(h), the matching contributions excluding those matching contributions treated as elective contributions for purposes of the actual deferral percentage test, satisfy the requirements of section 401 (a) (4).

                (5) The qualified nonelective contributions and qualified matching contributions satisfy the requirements of this section for the plan year as if the contributions were elective contributions.

                (6) For plan years beginning after December 31, 1988, or such later date provided in Treasury Regulation l.401(k)-l(h), the plan that includes the cash or deferred arrangement and the plan or plans to which the nonelective contributions and qualified matching contributions are made, could be aggregated for purposes of section 410(b) (other than the average benefit percentage test). If the plan year of the plan that includes the cash or deferred arrangement is changes to satisfy the requirement under section 410(b) that aggregated plans have the same plan year, the qualified nonelective contributions and qualified matching contributions may be taken into account in the resulting short plan year only if the contributions satisfy the requirements of paragraph (b) (4) (i) of this section with respect to the short year as if the contributions were elective contributions and the aggregated plans could otherwise be aggregated for purposes of section 410(b) of the Code.

        (b) Non-elective contributions and matching contributions may be treated as elective contributions for purposes of the actual deferral percentage test of section 401(k) only if such contributions are nonforfeitable when made and subject to the same distributions restrictions that apply to elective contributions. Non-elective contributions and matching contributions which may be treated as elective contributions must satisfy these requirements without regard to whether they are actually taken into account as elective contributions.



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

          ARTICLE XVI -- DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

        16.01
        In General

        Excess Aggregate Contributions, Matching Contributions, and income allocable thereto, are corrected by distributing such excess aggregate and matching contributions and allocable income as designated by the employer as a distribution of excess aggregate contributions, matching, (and income) and distributing the funds to the appropriate highly compensated employees after the close of the plan year in which the excess aggregate contributions arose and within twelve months after the close of the following plan year. In the event of the complete termination of the plan during the plan year in which an excess aggregate contributions arose, such distributions are to be made after termination of the plan and before the close of the twelve-month period immediately following such termination.

        16.02
        Excess Aggregate Contributions

        For purposes of this Plan "Excess Aggregate Contributions" shall mean with respect to any plan year, the excess of:

        (a) the aggregate amount of the matching contributions and employee elective contributions (and any qualified nonelective contribution or elective contribution taken into account in computing the contribution percentage) actually made on behalf of highly compensated employees for such plan year, over

        (b) the maximum amount of such contributions permitted under the limitations of (determined by reducing contributions made on behalf of highly compensated employees in order of their contribution percentages beginning with the highest of such percentages).

        (c) The determination of the amount of excess aggregate contributions shall be made after first determining the excess deferrals within the meaning of Code Section 402(g) and then determining the excess contributions under Code
Section 401(k).

        16.03
        Income Allocable to Excess Contributions

        Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the participant's Employee Contribution account, Matching Contribution account, Qualified Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such participant's Excess Aggregate Contributions for the year and the denominator is the participant's account balance(s) attributable to Contribution Percentage Amounts without



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

regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

        16.04
        Distribution Amount

        The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted for income, and, if there is a loss allocable to the Excess Aggregate Contribution, shall in no event be less than the lesser of the Participant's account under the plan or the Participant's Employee Contributions and Matching Contributions for the Plan Year. The Excess Aggregate Contribution to be distributed shall start at the last dollar contributed and any matching related to that last dollar. Employee contributions that exceed the matching limit of the employer shall be distributed first for any highly compensated employee who's contribution percentage is the highest and then pro-rata for all highly compensated employees unless one highly compensated employee voluntarily agrees to take an additional excess aggregate contribution. Any distributions or forfeitures of excess aggregate contributions for any plan year shall be made on the basis of the respective portions of such amounts attributable to each highly compensated employee.

        16.05
        Allocation of Excess Aggregate Contributions

        Notwithstanding any other provision of this plan, Excess Aggregate Contributions plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year.

        16.06
        Allocation of Forfeitures

        Amounts forfeited by Highly Compensated Employees under this Article XVI shall be:

        (a) Treated as Annual Additions;

        (b) Applied to reduce employer contributions; and

        (c) Notwithstanding the foregoing, no forfeitures arising under this Article shall be allocated to the account of any Highly Compensated Employee.

        16.07
        Correction of Excess Contribution

        If there are excess contributions by the highly compensated employees and the nonhighly compensated employees contributions are not increased to bring up their ratios then the amount



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of excess aggregate contributions which shall include income allocable thereto from the time of the excess contribution to the time of the distribution of the excess aggregate contribution for a highly compensated employee under the requirements of Code Section 401(m) will be corrected in the following manner. First, the actual contribution ratio (ACR) of the highly compensated employee with the highest ACR is reduced to the extent necessary to satisfy the Actual Contribution Percentage (ACP) test or cause such ratio to equal the ACR of the highly compensated employee with the next highest ratio. Second, this process is repeated until the ACP test is satisfied. The amount of excess aggregate contributions for a highly compensated employee is then equal to the total of employee matching and other contributions taken into account for the ACP test minus the product of the employee's contribution ratio as determined above and the employee's compensation. This correction is set out in regulations of the Department of the Treasury section 401(m)-l(e).

        16.08
        Family Aggregation Rules

        (a) The amount of excess aggregate contributions in the case of a highly compensated employee's ACP or a highly compensated employee's ACR which has been determined under the family aggregation rules shall be determined as follows:

                (1) If the highly compensated employee's ACR is determined by combining the contributions and compensation of only those family members who are highly compensated without regard to family aggregation, then the ACR is reduced by reducing the actual contribution ratio and allocating the excess aggregate contributions for the family group among the family members in proportion to the employee and matching contributions of each family member that are combined to determine the actual contribution ratio and the excess aggregate contributions for the family unit are allocated among family members in proportion to the contributions of each family member that have been combined.

                (2) If the highly compensated employee's ACR is determined by combining the contributions and compensation of only those family members who are highly compensated without regard to family aggregation, then the ACR is reduced in accordance with the leveling method but not below the ACR of eligible nonhighly compensated family members. Excess aggregate contributions are determined by taking into account the contributions of the eligible family members who are highly compensated without regard to family aggregation and are allocated among such family members in proportion to their contributions.

                (3) In the case of a highly compensated employee who is either a 5% owner or one of the ten most highly compensated employees and is thereby subject to the family aggregation rules of section 414(q)(6), the actual contribution ratio (ACR) for the family group (which is treated as one highly compensated employee) is the greater of (1) the ACR determined by combining the contributions and compensation of all eligible family members who are highly compensated without regard to family aggregation, and (2) the ACR determined by combining the contributions and compensation of all eligible family members. Except to the extent taken into account in the preceding sentence, the contributions and compensation of all family



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

members are disregarded in determining the actual contribution percentages for the groups of highly compensated employees and nonhighly compensated employees.

                (4) In the case of a highly compensated employee whose actual contribution ratio (ACR) is determined under the family aggregation rules, the determination of the amount of excess contributions shall be made as follows: the ADR is reduced by the amount required to cause the employee's actual deferral ratio to equal the ratio of the highly compensated employee with the next highest actual deferral ratio. If a lesser reduction would enable the arrangement to satisfy the actual deferral percentage test, only this lesser reduction may be made. This process must be repeated until the excess contributions are allocated among the family members in proportion to the contributions of each family member that have been combined.

        (b) The amount of excess contributions for a highly compensated employee will be determined in the following manner: first, the actual contribution ratio
(ACR) of the highly compensated employee with the highest ACR is reduced to the extent necessary to satisfy the actual contribution percentage (ACP) test or cause such ratio to equal the ACR of the highly compensated employee with the next highest ratio; and second, this process is repeated until the ACP test is satisfied. The amount of excess contributions for a highly compensated employee is then equal to the total of elective and other contributions taken into account for the ACP test minus the product of the employee's contribution ratio as determined above.

        (c) The amount of excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same plan year and excess deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed for the plan beginning in such taxable year.

        (d) Excess Aggregate Contributions of participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP.

        16.09
        Failure to Correct Excess Contribution

        Failure to correct excess contributions by the close of the plan year following the plan year for which they were made will cause the Plan to fail to satisfy the requirements for the plan year for which the excess contributions were made and for all subsequent years they remain in the trust. Also, the employer will be liable for a 10% excise tax on the amount of excess contributions unless they are corrected within 2 1/2 months after the close of the plan year for which they are made. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

        16.10
        Recordkeeping By Employer

        The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.



                                      100
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                  ARTICLE XVII-INTEGRATION WITH SOCIAL SECURITY

        17.01
        Profit Sharing Plan Integration

        (a) Employer contributions for the plan year plus any forfeitures will be allocated to participants' accounts as follows:

                (1) Contributions and forfeitures will be allocated to each participant's account in the ratio that each participant's total compensation bears to all participants' total compensation, but not in excess of 3% of each participant's compensation

                (2) Any contributions and forfeitures remaining after the allocation in Step One will be allocated to each participant's account in the ratio that each participant's compensation for the plan year in excess of the integration level bears to the excess compensation of all participants, but not in excess of 3%. Steps one and two shall apply only in years in which the plan is top heavy. Steps one and two, if the Plan is top heavy, shall not require an employer contribution, but shall be the allocation method if employer contributions are made or forfeitures are allocated in the Plan Year.

                (3) Any contributions and forfeitures remaining after the allocation in Step Two will be allocated to each participant's account in the ratio that the sum of each participant's total compensation and compensation in excess of the integration level bears to the sum of all participants total compensation and compensation in excess of the integration level, but not in excess of the profit-sharing maximum disparity rate.

                (4) Any remaining employer contributions or forfeitures will be allocated to each participant's account in the ratio that each participant's total compensation for the plan year bears to all participants' total compensation for that year.

        17.02
        Integration Level

        (a) The integration level shall be equal to the taxable wage base or such lesser amount elected by the employer in the adoption agreement. The taxable wage base is the contribution and benefit base in effect under section 230 of the social Security Act at the beginning of the plan year.

        The maximum profit sharing disparity rate is equal to the lesser of:

        (1) 2.7%

        (2) the applicable percentage determined in accordance with the table below.

        (b) If the Integration Level is more than but not more than the applicable percentage is:

                     $0                            X*                2.7%

                     X*                        80% of TWB            1.3%

                     80% of TWB                   Y**                2.4%

*X      =      the greater of $10,000 or 20 percent of the TWB

**Y     =      any amount more than 80% of the TWB but less than 100% of the
               TWB.

        (c) If the integration level used is equal to the taxable wage base, the applicable percentage is 2.7%.

        (d) Integration can only be based upon the compensation of all eligible employees and not on employee elective deferrals.



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                        ARTICLE XVIII-ELIGIBLE ROLLOVERS

        18.01
        Distributions

        This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

        18.02
        Definitions

        (a) Eligible rollover distribution means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten year or more; any distribution to the extent such distribution is required under section 401(a) (9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

        (b) Eligible retirement plan means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

        (c) A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

        (d) Direct rollover means payment by the Plan to the eligible retirement plan specified by the distributee.



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